UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

811-23247

(Investment Company Act File Number)

XAI Octagon Floating Rate & Alternative Income Term Trust

(Exact Name of Registrant as Specified in Charter)

321 North Clark Street, Suite 2430

Chicago, IL 60654

(Address of Principal Executive Offices)

Benjamin D. McCulloch, Esq.

XA Investments LLC

321 North Clark Street, Suite 2430

Chicago, IL 60654

(Name and Address of Agent for Service)

(312) 374-6930

(Registrant’s Telephone Number)

Date of Fiscal Year End: September 30

Date of Reporting Period: March 31, 2023

Item 1. Reports to Stockholders.

(a)

XAI Octagon Floating Rate & Alternative Income Term Trust

Semi-Annual Report

March 31, 2023

XA
INVESTMENTS

TABLE OF CONTENTS

Shareholder Letter	1
Questions & Answers	2
Trust Portfolio Information	8
Schedule of Investments	10
Statement of Assets and Liabilities	27
Statement of Operations	28
Statements of Changes In Net Assets Applicable to Common Shareholders	29
Statement of Cash Flows	30
Financial Highlights	31
Notes to Financial Statements	34
Dividend Reinvestment Plan	46
Additional Information	47

XAI Octagon Floating Rate & Alternative Income Term Trust	Shareholder Letter
March 31, 2023 (Unaudited)

Dear Shareholder:

We thank you for your investment in the XAI Octagon Floating Rate & Alternative Income Term Trust (the “Trust”). This report covers the six months ended March 31, 2023 (the “Period”). During the Period, we observed elevated, but tapering inflation levels, continued rate hikes by the U.S. Federal Reserve, and regional bank failures, including Silicon Valley Bank and Signature Bank. The Consumer Price Index (year over year) started the Period at 8.2% and ended the period at 5.0%.1 The U.S. Federal Reserve raised interest rates three times during the Period for a total increase of 1.50%, with one additional rate hike of 0.25% in May 2023. These dynamics are important to consider as the Trust is primarily invested in floating-rate securities including loans, CLO debt and CLO equity.

Despite overall market volatility and the inflationary environment, the loan market continued to perform relatively well. Loans experienced a default free Q4 2022 followed by eight loan issuers defaulting in Q1 2023. Despite these defaults and a -0.03% return during the month of March, Q1 2023 represented the second strongest first quarter of performance for the asset class in the last 10 years.2 As economic pressures maintained through the course of the Period, leveraged loan prices remained resilient.

The macroeconomic dynamics affecting the loan market have similarly impacted the CLO market, but despite this, the pace of new CLO formation has been stable and resulted in a persistent bids for loans and broad tightening in CLO liability spreads. With meaningful performance dispersion across both the CLO and underlying loan markets, we believe it is important to focus on fundamentally strong CLOs that offer compelling yields and the potential for price appreciation.

For the Period, the S&P 500 Index, the Bloomberg Barclays U.S. High Yield 1% Issuer Capped Index and the Trust’s benchmark, the Morningstar LSTA US Leveraged Loan 100 Index, generated total returns of 14.61%, 7.88%, and 6.79%,3 respectively.

The Trust’s net asset value (“NAV”) decreased during the Period by 1.10% from $6.39 per common share to $6.32 per common share as of March 31, 2023, largely reflecting price declines for the Trust’s investments in CLO equity and loans.

During the Period, the Trust declared monthly distributions totaling an aggregated $0.438 per common share. The monthly distribution of $0.073 per common share declared on March 1, 2023 represented an annualized distribution rate of 13.62% based on the Trust’s closing market price of $6.43 per common share on March 31, 2023. Subsequent to Period-end, the Trust declared a monthly distribution of $0.085 per share on May 1, 2023, representing a 16.44% increase over the previous distribution.

The market price per common share of $6.43 on March 31, 2023 represented a 1.74% premium to NAV of $6.32 per common share. During the Period, the Trust’s common shares traded on average at a 1.24% premium to NAV. From the Trust’s IPO on September 27, 2017 through March 31, 2023, the Trust’s common shares have traded on average at a 3.32% premium to NAV.

We continue to seek operational scale by increasing the Trust’s common assets. During the Period, the Trust issued an additional 571,206 common shares pursuant to an “at-the-market” offering program, resulting in $3,843,658 of net proceeds to the Trust which may result in incremental expense efficiencies for shareholders. In addition to the at-the-market program, $6,500,000 of the Trust’s 6.00% Series 2029 Convertible Preferred Shares were converted to common shares in two separate conversions at a conversion price above the current NAV, resulting in the issuance of an additional 1,035,531 common shares.

We appreciate your investment and look forward to serving your investment needs in the future. For the most up-to-date information on your investment, please visit the Trust’s website at www.xainvestments.com/XFLT.

Sincerely,

Kimberly Flynn Managing Director XA Investments LLC May 15, 2023

[1]	U.S. Bureau of Labor Statistics, 12-month percentage change, Consumer Price Index, all items, not seasonally adjusted.
[2]	Pitchbook LCD, “March Wrap: US leveraged loans slip 0.03% as supply drought continues.”
[3]	Source: Bloomberg. See “Index Definitions” in the Questions & Answers for more information.

Semi-Annual Report | March 31, 2023	1

XAI Octagon Floating Rate & Alternative Income Term Trust	Questions & Answers
March 31, 2023 (Unaudited)

XA Investments LLC (“XAI”) serves as the investment adviser to the Trust. Octagon Credit Investors, LLC (“Octagon”) serves as the Trust’s investment sub-adviser and is responsible for the management of the Trust’s portfolio of investments.

Gretchen M. Lam, Senior Portfolio Manager at Octagon and a member of Octagon’s Investment Committee serves as lead portfolio manager of XAI Octagon Floating Rate & Alternative Income Term Trust (the “Trust”). Ms. Lam is supported by a team of Octagon investment professionals in the day-to-day management of the Trust’s portfolio, including the following members of Octagon’s Investment Committee: Andrew D. Gordon (Octagon’s co-founder and Chief Executive Officer), Michael B. Nechamkin (Chief Investment Officer and Senior Portfolio Manager), Lauren B. Law (Portfolio Manager), and Sean M. Gleason (Portfolio Manager). In addition, Maegan Gallagher (Head of Trading and Capital Markets) is a member of the Octagon Investment Committee.

What is the Trust’s investment objective and how is it pursued?

The Trust’s investment objective is to seek attractive total return with an emphasis on income generation across multiple stages of the credit cycle. The Trust seeks to achieve its investment objective by investing in a dynamically managed portfolio of opportunities primarily within the private credit markets. Under normal market conditions, the Trust will invest at least 80% of its Managed Assets in floating-rate credit instruments and other structured credit investments. “Managed Assets” means the total assets of the Trust, including assets attributable to the Trust’s use of leverage, minus the sum of its accrued liabilities (other than liabilities incurred for the purpose of creating leverage).

The Trust’s investments may include (i) structured credit investments, including collateralized loan obligation (“CLO”) debt and subordinated (i.e., residual or equity) securities; (ii) traditional corporate credit investments, including leveraged loans and high yield bonds; (iii) opportunistic credit investments, including stressed and distressed credit situations and long/short credit investments; and (iv) other credit-related instruments.

Leveraged loans are debt obligations (also commonly referred to as “senior loans” or “floating-rate loans”) issued by a bank to a corporation that generally holds legal claim to the borrower’s assets above all other debt obligations. Leveraged loans and CLO debt securities have historically used the one-month LIBOR as an interest rate benchmark, which is currently being phased out. “LIBOR” stands for London Interbank Offered Rate and was the benchmark rate that most of the world’s leading banks charge each other for short-term loans. On July 29, 2021, the Alternative Reference Rates Committee, a group of private market participants formed by the Federal Reserve Board and New York Fed, formally recommended CME Group’s forward-looking Term Standard Overnight Financing Rate (“SOFR”) as the replacement rate for LIBOR. New instruments are now being issued with an alternative rate – typically SOFR - and all existing instruments tied to LIBOR are required to transition to a new reference rate by June 30, 2023. Replacement of LIBOR could adversely affect the market value or liquidity of CLO securities and/or loans, and pose tangential risk for markets and assets that do not rely directly on LIBOR. There is uncertainty with respect to replacement of LIBOR with proposed alternative reference rates, and it is possible that different markets might adopt different rates, resulting in multiple rates at the same time and a potential mismatch between CLO securities and underlying collateral, the effects of which are uncertain at this time, and could include increased volatility or illiquidity. In addition, operational and technology challenges during the transition from LIBOR as well as inconsistent communication from issuers could result in delayed investment analyses and reduced investment opportunities.

CLOs are a type of structured credit vehicle that typically invest in a diverse portfolio of broadly syndicated leveraged loans. CLOs finance this pool of loans with a capital structure that consists of debt and equity. CLO debt includes senior and mezzanine debt (collectively, “liabilities”) of a CLO structure with tranches rated from AAA down to BB or B. Interest earned from the underlying loan collateral pool of a CLO is used to pay the coupon interest on the CLO liabilities. CLO debt investors earn returns based on spreads above 3-month LIBOR or SOFR, as applicable. CLO equity represents a residual stake in the CLO structure and is the first loss position in the event of defaults and credit losses. CLO equity investors receive the excess spread between the CLO assets and liabilities and expenses. CLO equity is junior in priority of payment and is subject to certain payment restrictions generally set forth in an indenture governing the notes.

The Trust pursues its investment objective by investing primarily in below investment grade credit instruments that are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and to repay principal. The Trust may invest without limitation in credit instruments that are illiquid.

The Trust uses leverage to seek to enhance total return and income. Although leverage may create an opportunity for increased return and income for shareholders, it also results in additional risks and can magnify the effect of any losses. There is no assurance that the leverage strategy will be successful. If income and gains on securities purchased with leverage proceeds are greater than the cost of the leverage, common shareholders’ return will be greater than if leverage had not been used. Conversely, if the income or gains from the securities purchased with the proceeds of leverage are less than the cost of leverage, common shareholders’ return will be less than if leverage had not been used.

2	www.xainvestments.com

XAI Octagon Floating Rate & Alternative Income Term Trust	Questions & Answers
March 31, 2023 (Unaudited)

Describe the current market conditions for the leveraged loan market and Octagon’s outlook.

Leveraged loans returned 5.94% for the six months ended March 31, 2023 (the “Period”), as measured by the Morningstar LSTA US Leveraged Loan Index (the “Morningstar LSTA LLI”),1 reflecting a rebound in loan prices in the fourth quarter of 2022 that continued into January and February 2023. Loan prices peaked in mid-November at 93.06 before retreating to 92.44 by year-end; driven by improving price levels, the Morningstar LSTA LLI returned 2.62% in the final quarter of 2022.1 For the full year 2022, loans returned -0.77%, significantly outperforming most other asset classes, including high yield bonds (-11.22%), investment grade bonds (-15.44%), 10-year US Treasury bonds (-16.28%), and the S&P 500 Index (-19.44%).2 In a challenging year marked by a dramatic increase in interest rates, we observed loans benefiting from their floating-rate coupon and senior secured position in the capital structure.

In concert with other risk assets, loans entered 2023 on a positive note. Amid supportive technical dynamics, the average bid price for the Morningstar LSTA LLI climbed almost two points in January, and reached a high watermark of 94.71 on February 9, 2023—a level not seen since August 2022.1 The Morningstar LSTA LLI’s February return of 0.58% marked the fifth consecutive month of positive performance for loans, despite some price softness in the final two weeks of the month.1 Loan prices remained stable in early March before succumbing to market volatility sparked by the failure of Silicon Valley Bank and broader concerns about U.S. banks, only to partly rebound by month-end. Inclusive of March’s modest loss of -0.03%, loans returned 3.23% in the first quarter of 2023, compared to first quarter returns of 3.72% for high yield bonds, 3.45% for investment grade bonds, 3.70% for 10-year US Treasury bonds, and 7.03% for the S&P 500 Index.3 In the wake of a flight-to-quality that drove significant performance dispersion in the loan market throughout 2022, lower-rated loans outpaced their higher-quality cohorts in the first quarter of 2023.3 Despite comparatively steeper losses among riskier credits in March 2023, CCC rated loans generated a total first quarter return of 3.92%, outperforming B (+3.81%), BB (+2.08%), and BBB rated loans (+2.27%).3 Nevertheless, CCC loans continued to meaningfully underperform higher quality loans on a trailing 12-month basis, underscoring investors’ heightened sensitivity to risk.

After a default-free fourth quarter 2022, eight loan issuers defaulted in the first quarter of 2023.4 As a result, the trailing 12-month default rate of the Morningstar LSTA LLI rose from 0.72% as of December 31, 2022 to 1.32% as of March 31, 2023.4 Ratings agencies continue to swiftly downgrade borrowers that report disappointing earnings results or are deemed at risk of credit deterioration, thereby contributing to increased performance dispersion among loan borrowers. Year-to-date as of March 31, 2023, S&P has downgraded 86 facilities in the Morningstar LSTA LLI, compared to 35 upgrades, resulting in a 3-month downgrade-to-upgrade ratio of 2.46x, modestly below the prior quarter’s level of 2.77x.4 The share of performing loans priced below 80 also demonstrated modest improvement in the first quarter, declining to 6.3% as of March 31, 2023 from 7.4% as of year-end 2022.1 Fundamentals for corporate borrowers generally remain stable, although interest coverage ratios have declined amid rising rates, with some borrowers affected more than others. We anticipate softer corporate earnings, tighter monetary policy, and challenging credit conditions will lead to further deterioration in credit metrics and additional defaults in the coming months. Moreover, the loan market may experience drawn-out ripple effects of the recent banking sector crisis as smaller, regional banks reduce corporate lending and tightening credit conditions create a more costly environment for borrowers. We therefore remain acutely focused on managing risk and positioning the Trust’s portfolio defensively.

Institutional new issue loan volume totaled $49.5 billion in the first quarter of 2023, up from $35.7 billion in the fourth quarter of 2022, but markedly lower than $112.3 billion of new issuance in the first quarter of 2022.3 Refinancing activity accounted for the lion’s share of first quarter 2023 loan supply (70%), as borrowers took advantage of a more supportive technical backdrop to address near-term debt maturities. Companies remain highly focused on maturity profiles and their ability to refinance given uncertain economic conditions. Of the $34.5 billion of loan refinancings executed in the first quarter, $23.5 billion (68%) were from B rated borrowers, whereas refinancing activity in the prior quarter was concentrated among BB rated borrowers (60% of total fourth quarter 2022 refinancings).3 Inclusive of $46.5 billion of amend-and-extend transactions in the first quarter of 2023, the amount of loans coming due between 2023-2025 decreased to roughly $228 billion as of March 31, 2023, versus $280 billion at year-end 2022.3

The steady pace of CLO origination in the first quarter of 2023 precipitated a persistent bid for loans and broad tightening in CLO liability spreads compared to fourth quarter 2022 levels. CLO managers priced $32.3 billion of new deals in the U.S. market in the first quarter, a considerable uptick from $22.6 billion in the fourth quarter of 2022, and slightly exceeding first quarter 2022 volume of $31.2 billion.3 Conversely, loan-focused mutual funds and ETFs reported outflows in each month of the first quarter, totaling $9.3 billion year-to-date as of March 31, 2023.5 Through March 2023, retail loan funds have experienced 11 consecutive months of net withdrawals.5 As of first quarter-end, retail funds comprise just 6.2% of the institutional loan investor base.6

Despite crosswinds, we believe loans have continued to offer interesting risk/return opportunities for fundamental credit pickers. All-in yields for loans have been benefiting from higher LIBOR and SOFR base rates; given high levels of current income with meaningful price convexity, we believe that loans currently present a compelling total return opportunity with the potential for mitigated downside volatility. Though we expect credit stress to remain elevated, we would expect relatively balanced market technicals to provide support for loan prices, notwithstanding issuer-specific price movement driven by earnings results and company outlook. We anticipate periods of market volatility as 2023 progresses, and believe that adherence to Octagon’s rigorous credit research process and proactive risk management will support our ability to navigate an uncertain economic outlook in an effort to uphold the Trust’s capital preservation and income generation objectives.

Semi-Annual Report | March 31, 2023	3

XAI Octagon Floating Rate & Alternative Income Term Trust	Questions & Answers
March 31, 2023 (Unaudited)

Describe the current market conditions for the CLO market and Octagon’s outlook.

In tandem with strong performance for loans, CLO debt tranches generated healthy fourth quarter 2022 returns that ranged from 2.54% for AAA tranches to 6.43% for BB tranches (as measured by the J.P. Morgan CLO Index or “CLOIE”).7 For the full-year 2022, CLO debt produced an annual return of 0.21% (across tranches), buoyed by positive performance among AAA tranches (+1.05%), while all other tranches comprising the CLOIE were down on the year (AAs: -0.17%; A: -1.67%; BBB: -2.77%; BB: -3.82%; B: -6.39%).5 Still, CLOs generally performed well in 2022 versus comparably rated assets. CLO AAAs’ 1.05% 2022 annual return compares to -17.53% for AAA rated corporate bonds; CLO BB’s 2022 annual return of -3.82% compares to -9.48% for BB rated high yield bonds.8

New CLO issuance has been steady year-to-date, despite the challenges of macro headwinds, muted loan supply, and persistently wide AAA spreads amid the diminished presence of traditional CLO AAA buyers (large US and Japanese banks). With $33.6 billon priced across 77 new deals year-to-date as of March 31, 2023, primary CLO market activity is running slightly ahead of last year’s pace, and above the 10-year average for first quarter new deal volume ($26.1 billion).3 Meanwhile, secondary CLO trading activity has remained elevated, with approximately $13 billion of U.S. CLO BWIC volume in the first quarter of 2023, largely comprising investment grade debt tranches (rated AAA-A), which accounted for 72% of total quarterly volume.9

While primary CLO AAA spreads marginally widened in mid-March amid banking sector-driven market volatility, on the whole, primary CLO spreads tightened in the first quarter of 2023 from the fourth quarter 2022 but remain wide to historical levels.3 The average AAA coupon for broadly syndicated loan CLOs that priced in the first quarter was SOFR + 1.97%, down 0.34% from the fourth quarter 2022 average spread of SOFR + 2.31%.3 In the first quarter, the weighted average cost of liabilities across the capital stack tightened by 0.23% quarter-over-quarter.3 First quarter CLO origination was driven in part by CLO managers’ internal investments/captive equity funds; deals from established, top-tier managers accounted for 55% of total primary CLO activity in the first quarter,10 and we expect new CLO issuance will continue to be focused among higher tier managers. We have also observed consolidation among CLO managers; we think this trend will continue and drive increased performance dispersion between established, top-tier managers and smaller, newer managers, especially as credit stress increases. We anticipate domestic bank demand to remain muted in light of the recent volatility in the banking sector; in the context of limited CLO AAA investor demand, CLO spreads are likely to remain wide to historical levels, which may impact the pace of new deal formation. Absent an uptick in new issue loan supply, CLO liability spread compression, or a decline in secondary loan prices, CLO arbitrage is likely to remain challenged. It bears noting that approximately 40% of outstanding U.S. broadly syndicated loan CLOs will exit the reinvestment period by the end of 2023,11 these CLOs are likely to remain outstanding barring a contraction in CLO AAA spreads or a sustained rally in loan prices.

CLO fundamentals experienced some marginal deterioration towards year-end 2022, with modest declines reported in market value metrics (weighted average price, CLO equity market value NAV, BB market value overcollateralization) as loan prices came down from mid-November highs.12 The accelerating pace of negative ratings actions and loan defaults in the first quarter of 2023 has sharpened CLO market participants’ focus on increased downgrades and heightened default risk in underlying loan exposures. CLO exposure to CCC/Caa rated assets in excess of 7.5% negatively impacts overcollateralized cushions; though many CLO managers reduced median CCC exposures in 2022 through active trading—and US CLOs have therefore generally maintained healthy junior overcollateralization ratio test cushions—the currently high concentration of B3/B- rated loans in CLOs could inflate CCC buckets in an event of a loan downgrade wave. Roughly 17% of the loan market has been downgraded over the course of 2022 and the first quarter of 2023, with 5% to the CCC bucket (about $65 billion of downgrades to CCC).13 Approximately 3% of B- rated loans held in CLOs have been downgraded to CCC over the first three months of 2023, which is in line with the historical average.13 Credit stress is expected to increase as macroeconomic headwinds strengthen, underscoring the importance of proactive risk management.

The median annualized equity distribution for reinvesting US CLOs declined in 2022,14 as rising rates eliminated the benefit of floors on underlying loan collateral and as the basis between one-month and three-month LIBOR/SOFR increased (in 2022, many loan borrowers took advantage of lower one-month LIBOR/SOFR in 2022, whereas most CLO liabilities pay at the three-month rate). The base rate mismatch has compressed since year-end, though heightened rate volatility impacted first quarter 2023 CLO equity payments. At approximately 10% on an annualized basis, the median first quarter 2023 US CLO equity distribution rate was broadly unchanged quarter-over-quarter, but down from approximately 15.7% one year ago.14 Second quarter equity distributions are tracking meaningfully higher; a survey of reported April 2023 payments across approximately 900 outstanding deals reveals a median quarterly distribution of 4% of notional value, compared to 2.5% for the first quarter.15

Though challenges remain, we believe CLO tranches present compelling investment opportunities, and that the Trust’s portfolio has the potential for further upside. At current levels, we believe BB rated CLO tranches (which comprise the majority of the Trust’s CLO debt holdings) are very attractive given double-digit average current yields, expected price convexity, and additional upside potential. With meaningful performance dispersion across both the CLO and underlying loan markets, we will endeavor to invest in fundamentally strong CLOs that offer compelling yields and the potential for price appreciation. Importantly, the CLO structure has proven resilient over time and is especially valuable during market dislocations when collateral managers can acquire discounted assets with previously locked-in, non-mark-to-market financing. We expect elevated macro risks to drive periods of volatility over the remainder of the year that may create buying opportunities for the Trust.

4	www.xainvestments.com

XAI Octagon Floating Rate & Alternative Income Term Trust	Questions & Answers
March 31, 2023 (Unaudited)

How did the Trust perform for the six months ended March 31, 2023?

For the six-month period ended March 31, 2023, the Trust’s total return on market price was 15.81% and total return based on net asset value (“NAV”) was 5.81%. NAV return includes the deduction of management fees, operating expenses, and all other Trust expenses. All Trust total returns cited whether based on NAV or market price assume the reinvestment of all distributions. As of March 31, 2023, the Trust’s market price of $6.43 represented a premium of 1.74% to its NAV of $6.32. The market value of the Trust’s shares fluctuates from time to time and may be higher or lower than the Trust’s NAV. Performance data quoted represents past performance. Past performance does not guarantee future results. Current performance may be lower or higher than the performance data quoted.

What were the distributions over the period?

From October 1, 2022 through March 1, 2023, the Trust paid a monthly distribution of $0.073 per share. The Trust’s declared distribution payable on March 1, 2023 was consistent with the previous five distributions during the Period and represents annualized distribution rate of 13.62% based on the Trust’s closing market price of $6.43 per common share on March 31, 2023. The Trust’s distribution rate is not constant, and the amount of distributions, when declared by the Trust’s Board of Trustees, is subject to change based on the performance of the Trust.

The Trust intends to pay substantially all of its net investment income, if any, to common shareholders through monthly distributions and to distribute any net realized long-term capital gains to common shareholders at least annually. The Trust’s net investment income and capital gain can vary significantly over time; however, the Trust seeks to maintain stable common share monthly distributions over time. There is no assurance the Trust will pay regular monthly distributions or that it will do so at a particular rate. Distributions may be paid by the Trust from any permitted source and, from time to time, all or a portion of a distribution may be a return of capital.

Please see Note 4 of the Notes to the Financial Statements for more information on distributions for the period.

What influenced the Trust’s performance for the six months ended March 31, 2023?

The Trust generated positive returns across its main portfolio segments during the Period. Performing loans represented the largest contributor to performance, with a net gain of $0.31 per share for the Period, followed by the Trust’s CLO equity investments, which produced a net gain of $0.19 per share. During the Period, the Trust’s CLO equity positions collected quarterly distribution payments totaling $13,265,803 or $0.37 per share, which were offset by unrealized market value losses of -$6,495,807 or -$0.18 per share. It bears noting that CLO equity pricing can be very volatile. The Trust’s CLO debt portfolio segment and performing high yield bond portfolio segment posted net gains of $0.14 per share and $0.02 per share, respectively, for the Period. The Trust’s opportunistic loan portfolio segment produced a nominal net gain for the Period, while its opportunistic bond and equity holdings generated nominal net losses for the Period.

Relevant indices for the markets in which the Trust invests include the Trust’s benchmark, the Morningstar LSTA Leveraged Loan 100 Index (formerly the S&P/LSTA Leveraged Loan 100 Index), which returned 6.78% for the Period, Bloomberg Barclays U.S. High Yield 1% Issuer Capped Index, which returned -7.88% for the Period, and the JP Morgan BB/B CLO Debt Index, which returned 10.04% for the Period. There is no representative benchmark index for CLO equity in the marketplace.

Discuss the Trust’s secondary market performance and issuance of additional common shares.

During the six months ended March 31, 2023, the Trust issued 571,206 common shares pursuant to an “at-the-market” (“ATM”) offering program resulting in $3,843,658 of net proceeds to the Trust. The ATM program is a form of continuous offering of the Trust’s common shares. The goal of the Trust’s ATM program is to enhance secondary market liquidity for shareholders by increasing the size of the Trust over time and reducing operating expenses per share. In an ATM offering, newly issued shares are sold incrementally into the secondary trading market through a placement agent at prevailing market prices, but always at or above the Trust’s NAV. The placement agent sells the common shares in the open market and the Trust receives cash proceeds from the transaction to be invested pursuant to the Trust’s investment objectives.

The Trust issues common shares pursuant to the ATM program only if the shares are trading at a sufficient premium such that the issuance price, less the placement fee, exceeds the Trust’s NAV per share. For the Period, the Trust’s common shares traded at an average 1.24% premium to NAV and had an average daily trading volume of 161,740 common shares. ATM program daily issuance totals depend on the common shares’ average daily trading volume and market price’s relative premium or discount to NAV.

In addition to the at-the-market program, $6,500,000 of the Trust’s 6.00% Series 2029 Convertible Preferred Shares were converted to common shares in two separate conversions at a conversion price above NAV, resulting in the issuance of an additional 1,035,531 common shares.

Semi-Annual Report | March 31, 2023	5

XAI Octagon Floating Rate & Alternative Income Term Trust	Questions & Answers
March 31, 2023 (Unaudited)

Discuss the Trust’s use of leverage.

The Trust uses leverage as part of its investment strategy to finance the purchase of additional securities that may provide increased income and greater appreciation potential to common shareholders than could be achieved from a portfolio that is unlevered. With the current cost of borrowing, the amount of leverage used by the Trust is expected to be accretive to income generation. The Trust currently employs leverage through the combination of a bank borrowing facility and preferred shares outstanding. As of March 31, 2023, the amount of outstanding borrowings under the facility was $122,350,000, which represented approximately 30.50% of the Trust’s Managed Assets (including the proceeds from borrowing). As of March 31, 2023, the Trust also had 6.50% Series 2026 Preferred Shares and 6.00% Series 2029 Convertible Preferred Shares outstanding with a total liquidation preference of $39,900,000 and $3,500,000, respectively. Total leverage was $165,750,000 as of March 31, 2023, representing 41.32% of the Trust’s Managed Assets.

The purchasers of the 6.00% Series 2029 Convertible Preferred Shares also agreed to purchase up to 800,000 additional 6.00% Series 2029 Convertible Preferred Shares, representing an aggregate liquidation preference of $20,000,000, at one or more subsequent closings on or before December 31, 2023, as determined by the Trust in its discretion.

The Trust may use leverage through (i) the issuance of senior securities representing indebtedness, including through borrowing from financial institutions or issuance of debt securities, including notes or commercial paper, (ii) the issuance of preferred shares and/or (iii) reverse repurchase agreements, securities lending, short sales or derivatives, such as swaps, futures or forward contracts, that have the effect of leverage. The Trust may utilize leverage, to the maximum extent permitted under the Investment Company Act of 1940, as amended (the “1940 Act”). Because a portion of the Trust’s assets may consist of illiquid investments, to the extent that the Trust must dispose of portfolio holdings to meet such regulatory asset coverage ratio, the Trust may be required to dispose of more liquid holdings at times or on terms that the Trust would otherwise consider undesirable, which may pose particular risks during adverse or volatile market conditions. While leverage may increase the income of the Trust in yield terms, it also amplifies the effects of changing market prices in the portfolio and can cause the Trust’s NAV to change to a greater degree than the market as a whole. This change in NAV can create volatility in Trust pricing.

Index Definitions

The Trust does not seek to track any index. Index returns are stated for illustrative purposes only, do not reflect the deduction of fees and expenses, and do not represent the performance of the Trust. It is not possible to invest directly in an index.

Bloomberg Barclays U.S. High Yield 1% Issuer Capped Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond markets. Securities are classified as high yield if the middle rating of the Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below. Issuers are capped at 1% of the index.

J.P. Morgan CLO Debt Index represents the post-crisis J.P. Morgan Collateralized Loan Obligation Index (“CLOIE”). The CLOIE is an index that tracks the market for U.S. dollar-denominated broadly syndicated, arbitrage CLOs. The CLOIE is divided by origination (pre- versus post-crisis) and is broken out further into six original rating classes (AAA, AA, A, BBB, BB, B). The sub-index referenced herein tracks BB-rated CLO debt.

The Morningstar LSTA US Leveraged Loan 100 Index (formerly the S&P/LSTA U.S. Leveraged Loan 100 Index) (“L100”) is designed to measure the performance of the 100 largest facilities in the US leveraged loan market. Index constituents are market-value weighted, subject to a single loan facility weight cap of 2%. LSTA/Refinitiv mark-to-market pricing is used to price each loan in the index. LSTA/ Refinitiv mark-to-market pricing is based on bid/ask quotes gathered from dealers and is not based upon derived pricing models. The index uses the average bid for its market value calculation. Loan facilities included in the L100 must have a one year (at inception) minimum term, an initial minimum spread of LIBOR/SOFR + 1.25%, and a minimum size of $50mm (initially funded).

Risks and Other Considerations

Investing involves risk, including the possible loss of principal and fluctuation in value.

The views expressed in these Questions & Answers reflect those of the portfolio managers only through the report period as stated on the cover. These views are expressed for informational purposes only and are subject to change at any time, based on market and other conditions, and may not come to pass. These views should not be construed as research, investment advice or a recommendation of any kind regarding the Trust or any issuer or security, do not constitute a solicitation to buy or sell any security, and should not be considered specific legal, investment or tax advice. The information provided does not take into account the specific objectives, financial situation, or particular needs of any specific investor.

The views expressed in this report may also include forward-looking statements that involve risk and uncertainty, and there is no guarantee that any predictions will come to pass. Actual results or events may differ materially from those projected, estimated, assumed, or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to the other factors noted with such forward-looking statements, include general economic conditions such as inflation, recession, and interest rates. Neither XAI nor Octagon has any obligation to update or otherwise revise any forward-looking statements, including any revision to reflect changes in any circumstances arising after the date hereof relating to any assumptions or otherwise.

6	www.xainvestments.com

XAI Octagon Floating Rate & Alternative Income Term Trust	Questions & Answers
March 31, 2023 (Unaudited)

There can be no assurance that the Trust will achieve its investment objective or that any investment strategies or techniques discussed herein will be effective. The value of the Trust will fluctuate with the value of the underlying securities. Historically, closed-end funds often trade at a discount to their net asset value.

Performance data quoted represents past performance. Past performance does not guarantee future results. Current performance may be lower or higher than the performance data quoted.

Risk Considerations

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Trust’s investment objective will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. CLOs often involve risks that are different from or more acute than risks associated with other types of credit instruments, and may be difficult to value or be illiquid. The value of CLOs may decrease if ratings agencies revise their ratings criteria and, as a result, lower the rating of a CLO in which the Trust has invested. Senior loans may not be fully secured by collateral, generally do not trade on exchanges, and are typically issued by unrated or below-investment grade companies, and therefore are subject to greater liquidity and credit risk. Lower credit debt securities maybe more likely to fail to make timely interest or principal payments. Leverage increases return volatility and magnifies the Trust’s potential return and its risks; there is no guarantee a trust’s leverage strategy will be successful. The Trust’s shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation.

Please see “Risks” for more information regarding the Trust’s risks and considerations.

Visit the Trust’s website (www.xainvestments.com/XFLT) for additional information regarding the Trust. The Trust regularly updates performance and certain other data and publishes material information as necessary from time to time on its website. Investors and others are advised to check the website for updated information and the release of other material information about the Trust. References herein to the Trust’s website are intended to allow investors public access to information regarding the Trust and do not, and are not intended to, incorporate the Trust’s website in this report.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be, and should not be construed as, legal or tax advice and/or legal opinion. Always consult a financial, tax, and/or legal professional regarding your specific situation.

[1]	Source: Pitchbook LCD (www.lcdcomps.com). Represents metrics for the Morningstar LSTA US Leveraged Loan Index (the “LLI”) as of March 31, 2023, unless otherwise noted. The LLI is a market-value weighted index designed to measure the performance of the US leveraged loan market, the index universe comprises syndicated, senior secured, US-dollar denominated leveraged loans covered by Morningstar PitchBook/LCD, a Morningstar Company. Loan facilities included in the LLI must have a one year (at inception) minimum term, an initial minimum spread of LIBOR/SOFR + 1.25%, and a minimum size of $50mm (initially funded). LSTA/Refinitiv mark-to-market pricing is used to price each loan in the index. LSTA/Refinitiv mark-to-market pricing is based on bid/ask quotes gathered from dealers and is not based upon derived pricing models. The index uses the average bid for its market value calculation. It is not possible to invest directly in this index.
[2]	Source: Bloomberg (March 28, 2023).
[3]	Source: LCD, an offering of S&P Global Market Intelligence, “LCD Quarterly Review: First Quarter 2023” (April 3, 2023).
[4]	Source: Pitchbook LCD, “Three Chapter 11 filings push loan default rate to 22-month high in March” (April 3, 2023).
[5]	Source: J.P. Morgan North America Credit Research, “High Yield Bond and Leveraged Loan Market Monitor” (April 3, 2023).
[6]	Source: J.P. Morgan North America Credit Research, “Credit Strategy Weekly Update, High Yield and Leveraged Loan Research” (March 31, 2023).
[7]	Source: J.P. Morgan Data Query (April 15, 2023). Represents the post-crisis J.P. Morgan Collateralized Loan Obligation Index (“CLOIE”). The CLOIE is a benchmark to track the market for US dollar denominated broadly syndicated, arbitrage CLOs. The CLOIE is divided by origination (pre- versus post-crisis) and is broken out further into six original rating classes (AAA, AA, A, BBB, BB, B). It is impossible to invest directly in the index. Past performance is not a predictor of future market performance.
[8]	Source: J.P. Morgan Data Query (January 14, 2023). Data for AAA IG corporate bonds represents JULI Index; data for BB HY bonds represents JPMorgan US High Yield Index.
[9]	Source: J.P. Morgan CLO Research (April 10, 2023).

[10]	Source: Pitchbook LCD, “Q1 US CLO Wrap: Despite myriad headwinds, issuance remains strong” (March 28, 2023).

[11]	Source: BofA Global Research, “CLO Weekly - Manager Performance: Amortizations, Par build/burn, Moving from Bs” (May 5, 2023).

[12]	Source: Barclays Credit Research, “CLO & Leveraged Loan Monthly Update – December 2022” (January 4, 2023).
[13]	Source: BofA Global Research, “CLO Weekly: Performance update: Recoveries (or lack thereof) and downgrades” (April 28, 2023).

[14]	Source: Barclays Credit Research, “CLOs 1Q23 Distributions Hover Close to Post-GFC Lows” (February 17, 2023).

[15]	Source: Source: BofA Global Research, “CLO Weekly: CLO Equity: Cashflows get to enjoy Spring & returns through March end” (April 21, 2023).

Semi-Annual Report | March 31, 2023	7

XAI Octagon Floating Rate & Alternative Income Term Trust	Trust Portfolio Information
March 31, 2023 (Unaudited)

Growth of a $10,000 Investment (as of March 31, 2023)

The chart above represents historical performance of a hypothetical investment of $10,000 in the Trust since inception. Past performance does not guarantee future results. Performance reflects the partial waiver of the Trust’s advisory fees and/or reimbursement of expenses for certain periods since the inception date. Without these waivers and/or reimbursements, performance would have been lower. This chart does not reflect the deduction of taxes that a shareholder would pay on Trust distributions or the redemption of Trust shares. The chart assumes that distributions from the Trust are reinvested.

Summary Performance (as of March 31, 2023)

	1 Month	3 Months	6 Months	1 Year	3 Year	5 Year	Since the Trust’s Inception (September 27, 2017)^
XAI Octagon Floating Rate & Alternative Income Term Trust - NAV	-3.14%	4.22%	5.81%	-5.83%	23.43%	2.47%	2.87%
XAI Octagon Floating Rate & Alternative Income Term Trust – Market Price	-2.93%	5.20%	15.81%	-13.58%	26.76%	3.49%	2.78%
Morningstar LSTA US Leveraged Loan 100 Index*	-0.26%	2.86%	6.78%	2.42%	6.50%	3.37%	3.51%

*	The Morningstar LSTA (Loan Syndications and Trading Association) U.S. Leveraged Loan 100 Index was the first to track the investable senior loan market. This rules-based index consists of the 100 largest loan facilities in the benchmark Morningstar LSTA U.S. Leveraged Loan Index (LLI).
^	Annualized Returns.

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than performance data quoted.

8	www.xainvestments.com

XAI Octagon Floating Rate & Alternative Income Term Trust	Trust Portfolio Information
March 31, 2023 (Unaudited)

Top Ten Portfolio Holdings (as a % of Total Investments)*

Name	Type
Carlyle US CLO, Ltd., CLO 2019-4A, SUB	CLO Equity	1.65%
Elmwood CLO VII, Ltd., CLO 2020-4A, SUB	CLO Equity	1.58%
Rockland Park CLO, Ltd., CLO 2021-1A, SUB	CLO Equity	1.40%
Regatta XIX Funding, Ltd., CLO 2022-1A, SUB	CLO Equity	1.28%
Regatta XVIII Funding, Ltd., CLO 2021-1A, SUB	CLO Equity	1.25%
Elmwood CLO II, Ltd., CLO 2019-2A, SUB	CLO Equity	1.22%
Anchorage Capital CLO 13 LLC, CLO 2019-13A, SUB	CLO Equity	1.13%
Anchorage Capital CLO 19, Ltd., CLO 2021-19A, SUB	CLO Equity	1.06%
Madison Park Funding XXXVII, Ltd., CLO 2019-37A, SUB	CLO Equity	0.97%
Elmwood CLO VIII, Ltd., CLO 2021-1A, SUB	CLO Equity	0.96%
Total		12.50%

*	Holdings may vary and are subject to change.

Asset Allocation (as a % of Total Investments)

Senior Secured First Lien	42.97%
CLO Equity	34.85%
CLO Debt	15.76%
High Yield	4.08%
Secured Second Lien	2.29%
Common Stock	0.05%
Cash & Equivalents	0.00%

Total may not add up to 100% due to rounding.

Holdings may vary and are subject to change.

Semi-Annual Report | March 31, 2023	9

XAI Octagon Floating Rate & Alternative Income Term Trust	Schedule of Investments
March 31, 2023 (Unaudited)

	Coupon(a)	Reference Rate & Spread	Maturity Date	Principal Amount	Value
COLLATERALIZED LOAN OBLIGATIONS DEBT(b)- 26.51%* (15.76% of Total Investments)
Anchorage Capital CLO 13 LLC, CLO 2021-13A, ER(c)	11.49%	3M US L + 6.70%	04/15/2034	$1,500,000	$1,295,540
Anchorage Capital CLO 16, Ltd., CLO 2021-16A, ER(c)	12.15%	3M US L + 7.35%	01/19/2035	2,000,000	1,769,802
Anchorage Capital CLO 17, Ltd., CLO 2021-17A, E(c)	11.65%	3M US L + 6.86%	07/15/2034	1,250,000	1,074,562
Anchorage Capital CLO 19, Ltd., CLO 2021-19A, F(c)(d)	12.04%	3M US L + 7.25%	10/15/2034	1,000,000	726,757
Anchorage Capital CLO 21, Ltd., CLO 2021-21A, E(c)	12.16%	3M US L + 7.35%	10/20/2034	500,000	441,045
Anchorage Capital CLO 4-R, Ltd., CLO 2018-4RA, E(c)	10.30%	3M US L + 5.50%	01/28/2031	2,000,000	1,585,386
Anchorage Capital CLO 9, Ltd., CLO 2021-9A, ER2(c)	11.61%	3M US L + 6.82%	07/15/2032	2,000,000	1,728,630
Apidos CLO XXVII, CLO 2017-27A, D(c)	11.19%	3M US L + 6.40%	07/17/2030	375,000	331,439
Apidos CLO XXXII, CLO 2020-32A, E(c)	11.56%	3M US L + 6.75%	01/20/2033	250,000	232,798
ARES LI CLO, Ltd., CLO 2021-51A, ER(c)	11.64%	3M US L + 6.85%	07/15/2034	250,000	234,307
ARES Loan Funding III, Ltd., CLO 2022-ALF3A, E(c)	12.24%	3M SOFR + 7.58%	07/25/2035	1,000,000	943,174
Ares LV CLO, Ltd., CLO 2021-55A, ER(c)	11.14%	3M US L + 6.35%	07/15/2034	1,525,000	1,452,821
Atrium IX, CLO 2017-9A, ER(c)	11.40%	3M US L + 6.45%	05/28/2030	900,000	797,858
Atrium XIV LLC, CLO 2018-14A, E(c)	10.44%	3M US L + 5.65%	08/23/2030	500,000	450,989
Battalion CLO, Ltd., CLO 2021-21A, E(c)	11.25%	3M US L + 6.46%	07/15/2034	1,000,000	804,548
Benefit Street Partners CLO XVII, Ltd., CLO 2021-17A, ER(c)	11.14%	3M US L + 6.35%	07/15/2032	1,100,000	971,930
Benefit Street Partners CLO XXIX, CLO 2022-29A, E(c)	12.39%	3M SOFR + 7.81%	01/25/2036	1,750,000	1,694,899
Carlyle Global Market Strategies, CLO 2022-2A, D(c)	12.04%	3M SOFR + 7.40%	04/20/2035	800,000	729,190
Carlyle US CLO 2022-5, Ltd., CLO 2022-5A, E(c)	13.12%	3M SOFR + 8.46%	10/15/2035	2,000,000	1,925,698
CIFC Funding 2015-I, Ltd., CLO 2015-1A, ERR(c)	10.82%	3M US L + 6.00%	01/22/2031	500,000	434,618
CIFC Funding 2019-III, Ltd., CLO 2021-3A, DR(c)	11.59%	3M US L + 6.80%	10/16/2034	900,000	850,886
CIFC Funding 2019-V, Ltd., CLO 2021-5A, DR(c)	11.57%	3M US L + 6.78%	01/15/2035	1,000,000	936,046
CIFC Funding 2019-VI, Ltd., CLO 2019-6A, E(c)	12.19%	3M US L + 7.40%	01/16/2033	500,000	466,078
CIFC Funding 2022-I, Ltd., CLO 2022-1A, E(c)	11.06%	3M SOFR + 6.40%	04/17/2035	2,000,000	1,899,273
CIFC Funding 2022-III, Ltd., CLO 2022-3A, E(c)	11.92%	3M SOFR + 7.27%	04/21/2035	850,000	783,795
Elmwood CLO 18, Ltd., CLO 2022-5A, E(c)	12.42%	3M SOFR + 7.76%	07/17/2033	600,000	570,985
Elmwood CLO II, Ltd., CLO 2021-2A, DR(c)	7.81%	3M US L + 3.00%	04/20/2034	1,250,000	1,186,360
Elmwood CLO VI, Ltd., CLO 2021-3A, ER(c)	11.31%	3M US L + 6.50%	10/20/2034	750,000	702,226
Elmwood CLO XI, Ltd., CLO 2021-4A, E(c)	10.81%	3M US L + 6.00%	10/20/2034	750,000	697,742
HPS Loan Management, Ltd., CLO 2017-11A, F(c)(d)	12.66%	3M US L + 7.85%	05/06/2030	1,000,000	779,239
Madison Park Funding LX, Ltd., CLO 2022-60A, E(c)	13.57%	3M SOFR + 8.95%	10/25/2035	1,250,000	1,231,318
Madison Park Funding XLVI, Ltd., CLO 2021-46A, ER(c)	11.04%	3M US L + 6.25%	10/15/2034	550,000	521,975
Madison Park Funding XLVIII, Ltd., CLO 2021-48A, E(c)	11.05%	3M US L + 6.25%	04/19/2033	1,500,000	1,363,277
Madison Park Funding XVII, Ltd., CLO 2015-17A, FR(c)	12.30%	3M US L + 7.48%	07/21/2030	1,000,000	732,312
Madison Park Funding XXVII, Ltd., CLO 2018-27A, D(c)	9.81%	3M US L + 5.00%	04/20/2030	1,500,000	1,304,775
Madison Park Funding XXXVII, Ltd., CLO 2021-37A, ER(c)	10.94%	3M US L + 6.15%	07/15/2033	750,000	691,637
Madison Park Funding, Ltd., CLO 2023-63A, E(c)(e)	13.23%	3M SOFR + 8.57%	04/21/2035	1,250,000	1,218,750
Magnetite XXIV, Ltd., CLO 2022-24A, ER(c)	11.06%	3M SOFR + 6.40%	04/15/2035	500,000	472,690
Neuberger Berman Loan Advisers CLO 24, Ltd., CLO 2017-24A, E(c)	10.82%	3M US L + 6.02%	04/19/2030	1,000,000	881,679
Neuberger Berman Loan Advisers CLO 32, Ltd., CLO 2021-32A, ER(c)	10.90%	3M US L + 6.10%	01/20/2032	1,500,000	1,323,060
Neuberger Berman Loan Advisers CLO 40, Ltd., CLO 2021-40A, E(c)	10.64%	3M US L + 5.85%	04/16/2033	1,000,000	904,047
OHA Credit Funding 11, Ltd., CLO 2022-11A, E(c)	11.88%	3M SOFR + 7.25%	07/19/2033	550,000	504,053
OHA Credit Funding 12, Ltd., CLO 2022-12A, E(c)	12.40%	3M SOFR + 7.76%	07/20/2033	1,000,000	990,106
OHA Credit Funding 2, Ltd., CLO 2021-2A, ER(c)	11.18%	3M US L + 6.36%	04/21/2034	1,000,000	932,558
OHA Credit Funding 5, Ltd., CLO 2020-5A, E(c)	11.04%	3M US L + 6.25%	04/18/2033	1,000,000	908,011
OHA Credit Funding 7, Ltd., CLO 2022-7A, ER(c)	10.88%	3M SOFR + 6.25%	02/24/2037	900,000	834,343

See Notes to Financial Statements.
10	www.xainvestments.com

XAI Octagon Floating Rate & Alternative Income Term Trust	Schedule of Investments
March 31, 2023 (Unaudited)

	Coupon(a)	Reference Rate & Spread	Maturity Date	Principal Amount	Value
COLLATERALIZED LOAN OBLIGATIONS DEBT(b) (continued)
OHA Credit Funding 9, Ltd., CLO 2021-9A, E(c)	11.05%	3M US L + 6.25%	07/19/2035	$1,000,000	$933,183
Rad CLO 10, Ltd., CLO 2021-10A, E(c)	10.67%	3M US L + 5.85%	04/23/2034	2,000,000	1,780,840
Rad CLO 11, Ltd., CLO 2021-11A, E(c)	11.04%	3M US L + 6.25%	04/15/2034	1,300,000	1,124,286
Rad CLO 12, Ltd., CLO 2021-12A, E(c)	11.15%	3M US L + 6.35%	10/30/2034	2,000,000	1,734,369
Regatta VII Funding, Ltd., CLO 2021-1A, ER2(c)	11.36%	3M US L + 6.40%	06/20/2034	1,000,000	912,015
Regatta VIII Funding, Ltd., CLO 2017-1A, E(c)	10.89%	3M US L + 6.10%	10/17/2030	500,000	458,311
Regatta XII Funding, Ltd., CLO 2021-1A, ER(c)	11.14%	3M US L + 6.35%	10/15/2032	500,000	459,015
Regatta XIV Funding, Ltd., CLO 2018-3A, E(c)	10.77%	3M US L + 5.95%	10/25/2031	750,000	618,593
Regatta XIX Funding, Ltd., CLO 2022-1A, E(c)	11.52%	3M SOFR + 6.88%	04/20/2035	500,000	474,828
Regatta XVI Funding, Ltd., CLO 2019-2A, E(c)	11.79%	3M US L + 7.00%	01/15/2033	1,000,000	937,720
Regatta XXII Funding, Ltd., CLO 2022-2A, E(c)	11.83%	3M SOFR + 7.19%	07/20/2035	1,350,000	1,233,006
Regatta XXIII Funding, Ltd., CLO 2021-4A, E(c)	11.51%	3M US L + 6.70%	01/20/2035	1,250,000	1,176,717
Regatta XXIV Funding, Ltd., CLO 2021-5A, E(c)	11.61%	3M US L + 6.80%	01/20/2035	250,000	234,610
RR 19, Ltd., CLO 2021-19A, D(c)	11.29%	3M US L + 6.50%	10/15/2035	500,000	470,317
Sound Point CLO II, Ltd., CLO 2013-1A, B2R(c)	10.32%	3M US L + 5.50%	01/26/2031	250,000	169,375
Sound Point CLO XVIII, Ltd., CLO 2017-4A, D(c)	10.31%	3M US L + 5.50%	01/21/2031	500,000	339,144
Symphony CLO XXI, Ltd., CLO 2019-21A ER, ER(c)	11.39%	3M US L + 6.60%	07/15/2032	1,000,000	841,612
Symphony CLO XXIV, Ltd., CLO 2021-24A, E(c)	11.82%	3M US L + 7.00%	01/23/2032	1,000,000	928,181
THL Credit Wind River 2019-1 CLO, Ltd., CLO 2021-1A, ER(c)	11.41%	3M US L + 6.60%	07/20/2034	875,000	688,903
THL Credit Wind River CLO, Ltd., CLO 2021-1A, EE(c)	11.85%	3M US L + 7.06%	04/18/2036	1,500,000	1,247,668
THL Credit Wind River CLO, Ltd., CLO 2017-4A, E(c)	10.72%	3M US L + 5.80%	11/20/2030	500,000	406,450
Voya CLO 2020-2, Ltd., CLO 2021-2A, ER(c)	11.20%	3M US L + 6.40%	07/19/2034	1,125,000	1,068,823
Wind River 2021-3 CLO, Ltd., CLO 2021-3A, E(c)	11.41%	3M US L + 6.60%	07/20/2033	1,000,000	868,488
Total Collateralized Loan Obligations Debt (Cost $67,971,670)				$69,700,000	$62,419,666

COLLATERALIZED LOAN OBLIGATIONS EQUITY(f)- 58.65%* (34.85% of Total Investments)
ALM 2020, Ltd., CLO 2020-1A, SUB(c)	N/A	Estimated yield of 9.20%	10/15/2029	5,000,000	1,737,970
Anchorage Capital CLO 13 LLC, CLO 2019-13A, SUB(c)	N/A	Estimated yield of 17.13%	04/15/2034	7,000,000	4,473,980
Anchorage Capital CLO 16, Ltd., CLO 2020-16A, SUB(c)	N/A	Estimated yield of 17.72%	01/19/2035	2,500,000	1,412,500
Anchorage Capital CLO 18, Ltd., CLO 2021-18A, SUB(c)	N/A	Estimated yield of 19.78%	04/15/2034	850,000	553,489
Anchorage Capital CLO 19, Ltd., CLO 2021-19A, SUB(c)	N/A	Estimated yield of 17.79%	10/15/2034	7,000,000	4,192,580
Anchorage Capital CLO 1-R, Ltd., CLO 2018-1RA, SUB(c)	N/A	Estimated yield of 12.14%	04/13/2031	4,150,000	1,697,935
Anchorage Capital CLO 20, Ltd., CLO 2021-20A, SUB(c)	N/A	Estimated yield of 16.62%	01/20/2035	1,750,000	1,058,750
Anchorage Capital CLO 3-R, Ltd., CLO 2014-3RA, SUB(c)	N/A	Estimated yield of 12.85%	01/28/2031	1,400,000	459,060
Anchorage Capital CLO 7, Ltd., CLO 2015-7A, SUBA(c)	N/A	Estimated yield of 20.64%	01/28/2031	1,750,000	608,632
Apidos CLO XXVII, CLO 2017-27A, SUB(c)	N/A	Estimated yield of 9.15%	07/17/2030	1,300,000	359,060
ARES LI CLO, Ltd., CLO 2019-51A, INC(c)	N/A	Estimated yield of 18.96%	07/15/2034	1,699,959	919,899
ARES LI CLO, Ltd., CLO 2019-51A, SUB(c)	N/A	Estimated yield of 18.57%	07/15/2034	2,646,041	1,431,852
Ares XLI CLO, Ltd., CLO 2016-41A, SUB(c)	N/A	Estimated yield of 19.52%	04/15/2034	2,343,500	942,856
ARES XLIV CLO, Ltd., CLO 2017-44A, SUB(c)	N/A	Estimated yield of 17.99%	04/15/2034	2,845,572	981,480
Battalion CLO XV, Ltd., CLO 2020-15A, SUB(c)	N/A	Estimated yield of 17.30%	01/17/2033	4,500,000	2,868,750
Battalion CLO XVI, Ltd., CLO 2019-16A, SUB(c)	N/A	Estimated yield of 17.38%	12/19/2032	3,500,000	1,989,050
Carbone CLO, Ltd., CLO 2017-1A, SUB(c)	N/A	Estimated yield of 13.65%	01/20/2031	7,850,000	3,451,260
CARLYLE US CLO 2021-5, Ltd., CLO 2021-5A, SUB(c)	N/A	Estimated yield of 15.39%	07/20/2034	4,000,000	2,715,800
CARLYLE US CLO 2021-6, Ltd., CLO 2021-6A, SUB(c)	N/A	Estimated yield of 19.57%	07/15/2034	1,000,000	579,653
Carlyle US CLO, Ltd., CLO 2019-4A, SUBA(c)	N/A	Estimated yield of 18.87%	04/15/2035	8,740,000	6,521,832
Catamaran CLO, Ltd., CLO 2015-1A, SUB(c)	N/A	Estimated yield of 0.00%	04/22/2027	750,000	75
CIFC Funding 2017-III, Ltd., CLO 2017-3A, SUB(c)	N/A	Estimated yield of 5.49%	07/20/2030	1,400,000	433,860

See Notes to Financial Statements.
Semi-Annual Report | March 31, 2023	11

XAI Octagon Floating Rate & Alternative Income Term Trust	Schedule of Investments
March 31, 2023 (Unaudited)

	Coupon(a)	Reference Rate & Spread	Maturity Date	Principal Amount	Value
COLLATERALIZED LOAN OBLIGATIONS EQUITY(f) (continued)
CIFC Funding 2017-V, Ltd., CLO 2017-5A, SUB(c)	N/A	Estimated yield of 8.94%	11/16/2030	$4,500,000	$1,533,285
CIFC Funding 2018-I, Ltd., CLO 2018-1A, SUB(c)	N/A	Estimated yield of 10.31%	04/18/2031	3,250,000	1,486,605
CIFC Funding 2018-III, Ltd., CLO 2018-3A, SUB(c)	N/A	Estimated yield of 9.76%	07/18/2031	3,000,000	1,142,850
CIFC Funding 2019-III, Ltd., CLO 2019-3A, SUB(c)	N/A	Estimated yield of 18.97%	10/16/2034	750,000	528,458
CIFC Funding 2019-V, Ltd., CLO 2019-5A, INC(c)	N/A	Estimated yield of 20.10%	01/15/2035	2,500,000	1,765,020
CIFC Funding 2019-V, Ltd., CLO 2019-5A, SUB(c)	N/A	Estimated yield of 22.25%	01/15/2035	1,000,000	706,008
CIFC Funding 2020-II, Ltd., CLO 2020-2A, INC(c)	N/A	Estimated yield of 26.96%	10/20/2034	1,000,000	751,602
CIFC Funding 2020-III, Ltd., CLO 2020-3A, SUB(c)	N/A	Estimated yield of 19.61%	10/20/2034	150,000	115,896
CIFC Funding 2021-II, CLO 2021-2A, SUB(c)	N/A	Estimated yield of 16.51%	04/15/2034	4,000,000	2,960,000
CIFC Funding 2021-VII, Ltd., CLO 2021-7A, SUB(c)	N/A	Estimated yield of 18.01%	01/23/2035	1,000,000	737,575
Dryden 43 Senior Loan Fund, CLO 2016-43A, SUB(c)	N/A	Estimated yield of 15.00%	04/20/2034	5,000,000	2,568,000
Dryden 87 CLO, Ltd., CLO 2021-87A, SUB(c)	N/A	Estimated yield of 17.31%	05/20/2034	2,000,000	1,425,070
Dryden 95 CLO, Ltd., CLO 2021-95A, SUB(c)	N/A	Estimated yield of 17.65%	08/20/2034	3,500,000	2,361,769
Elmwood CLO I, Ltd., CLO 2019-1A, SUB(c)	N/A	Estimated yield of 15.08%	10/20/2033	6,000,000	3,705,000
Elmwood CLO II, Ltd., CLO 2019-2A, SUB(c)	N/A	Estimated yield of 18.07%	04/20/2034	6,500,000	4,847,128
Elmwood CLO III, Ltd., CLO 2019-3A, SUB(c)	N/A	Estimated yield of 17.52%	10/20/2034	5,250,000	3,651,354
Elmwood CLO VII, Ltd., CLO 2020-4A, SUB(c)	N/A	Estimated yield of 17.80%	01/17/2034	8,350,000	6,270,324
Elmwood CLO VIII, Ltd., CLO 2021-1A, SUB(c)	N/A	Estimated yield of 16.96%	01/20/2034	5,000,000	3,803,830
Invesco CLO, Ltd., CLO 2021-1A, SUB(c)	N/A	Estimated yield of 18.71%	04/15/2034	3,000,000	2,080,563
Invesco CLO, Ltd., CLO 2021-2A, SUB(c)(g)	N/A	Estimated yield of 17.26%	07/15/2034	5,000,000	3,098,630
Invesco CLO, Ltd., CLO 2021-2A, SUB(c)(d)	N/A	Estimated yield of 0.00%	07/15/2034	500,000	116,900
Madison Park Funding XVIII, Ltd., CLO 2015-18A, SUB(c)	N/A	Estimated yield of 13.53%	10/21/2030	4,000,000	1,544,000
Madison Park Funding XX, Ltd., CLO 2016-20A, SUB(c)	N/A	Estimated yield of 19.54%	07/27/2030	1,740,000	727,447
Madison Park Funding XXIX, Ltd., CLO 2018-29A, SUB(c)	N/A	Estimated yield of 15.56%	10/18/2047	3,750,000	1,942,140
Madison Park Funding XXVIII, Ltd., CLO 2018-28A, SUB(c)	N/A	Estimated yield of 17.74%	07/15/2030	5,000,000	2,869,860
Madison Park Funding XXXVII, Ltd., CLO 2019-37A, SUB(c)	N/A	Estimated yield of 23.50%	07/15/2049	5,500,000	3,832,400
Niagara Park CLO, Ltd., CLO 2019-1A, SUB(c)	N/A	Estimated yield of 13.70%	07/17/2032	2,648,000	1,423,565
NYACK Park CLO, Ltd., CLO 2021-1A, SUB(c)	N/A	Estimated yield of 16.68%	10/20/2034	1,000,000	740,872
Oak Hill Credit Partners X-R, Ltd., CLO 2014-10RA, SUB(c)	N/A	Estimated yield of 17.49%	04/20/2034	6,673,000	2,651,150
OHA Credit Partners XI, Ltd., CLO 2015-11A, SUB(c)	N/A	Estimated yield of 11.94%	01/20/2032	2,750,000	1,298,550
OHA Credit Partners XII, Ltd., CLO 2016-12A, SUB(c)	N/A	Estimated yield of 15.16%	07/23/2030	1,500,000	705,957
Point Au Roche Park CLO, Ltd., CLO 2021-1A, SUB(c)	N/A	Estimated yield of 14.41%	07/20/2034	5,000,000	3,292,870
Recette CLO, Ltd., CLO 2015-1A, SUB(c)(g)	N/A	Estimated yield of 15.02%	04/20/2034	10,400,000	3,613,823
Recette CLO, Ltd., CLO 2015-1A, SUB(c)(d)	N/A	Estimated yield of 0.00%	04/20/2034	10,400,000	20,176
Regatta XIX Funding, Ltd., CLO 2022-1A, SUB(c)	N/A	Estimated yield of 21.15%	04/20/2035	6,017,000	5,054,280
Regatta XVIII Funding, Ltd., CLO 2021-1A, SUB(c)	N/A	Estimated yield of 13.66%	01/15/2034	7,175,322	4,957,674
Regatta XXIV Funding, Ltd., CLO 2021-5A, SUB(c)	N/A	Estimated yield of 14.01%	01/20/2035	5,000,000	3,275,000
Rockland Park CLO, Ltd., CLO 2021-1A, M2(c)(d)	N/A	Estimated yield of 0.00%	04/20/2034	9,000,000	90,270
Rockland Park CLO, Ltd., CLO 2021-1A, SUB(c)	N/A	Estimated yield of 14.77%	04/20/2034	9,000,000	5,554,539
Rockland Park CLO, Ltd., CLO 2021-1A, M1(c)(d)	N/A	Estimated yield of 0.00%	04/20/2034	9,000,000	25,830
Sixth Street CLO XVII, Ltd., CLO 2021-17A, SUB(c)	N/A	Estimated yield of 15.78%	01/20/2034	1,100,000	769,200
THL Credit Wind River CLO, Ltd., CLO 2018-3A, SUB(c)	N/A	Estimated yield of 12.43%	01/20/2031	3,000,000	1,620,600
THL Credit Wind River CLO, Ltd., CLO 2018-2A, SUB(c)	N/A	Estimated yield of 8.29%	07/15/2030	3,031,000	1,097,686
Thompson Park CLO, Ltd., CLO 2021-1A, SUB(c)	N/A	Estimated yield of 20.10%	04/15/2034	4,000,000	3,214,964
Webster Park CLO, Ltd., CLO 2016-1A, SUB(c)	N/A	Estimated yield of 7.57%	07/20/2030	9,000,400	2,715,943

See Notes to Financial Statements.
12	www.xainvestments.com

XAI Octagon Floating Rate & Alternative Income Term Trust	Schedule of Investments
March 31, 2023 (Unaudited)

	Coupon(a)	Reference Rate & Spread	Maturity Date	Principal Amount	Value
COLLATERALIZED LOAN OBLIGATIONS EQUITY(f) (continued)
Wind River CLO, Ltd., CLO 2016-1A, SUB(c)	N/A	Estimated yield of 0.00%	07/15/2028	$4,000,000	$400
Total Collateralized Loan Obligations Equity (Cost $179,054,216)				$274,909,794	$138,085,386

CORPORATE BONDS - 6.86%* (4.08% of Total Investments)
Automobiles - 0.37% (0.22% of Total Investments)
Ford Motor Credit Co. LLC, Senior Unsecured	6.95%	N/A	03/06/2026	455,000	462,394
Ford Motor Credit Co. LLC, Senior Unsecured	7.35%	N/A	03/06/2030	385,000	396,557
Total Automobiles				840,000	858,951

Chemicals - 0.15% (0.09% of Total Investments)
Herens Holdco Sarl, Senior Secured(c)	4.75%	N/A	05/15/2028	444,000	355,200

Diversified Consumer Services - 0.18% (0.11% of Total Investments)
Sabre GLBL, Inc., Senior Secured(c)	11.25%	N/A	12/15/2027	461,000	429,578

Diversified Telecommunication Services - 0.95% (0.56% of Total Investments)
Altice Financing SA, Senior Secured(c)	5.75%	N/A	08/15/2029	1,197,000	951,615
Altice France SA, Senior Secured(c)	5.50%	N/A	10/15/2029	667,000	513,575
Consolidated Communications, Inc., Senior Secured(c)	5.00%	N/A	10/01/2028	1,125,000	767,694
Total Diversified Telecommunication Services				2,989,000	2,232,884

Electric Utilities - 0.40% (0.24% of Total Investments)
PG&E Corp., Senior Secured	5.00%	N/A	07/01/2028	1,000,000	937,800

Electronic Equipment, Instruments & Components - 0.06% (0.03% of Total Investments)
Coherent Corp., Senior Unsecured(c)	5.00%	N/A	12/15/2029	146,000	132,194

Health Care Equipment & Supplies - 0.29% (0.17% of Total Investments)
Medline Borrower LP, Senior Unsecured(c)	5.25%	N/A	10/01/2029	62,000	53,778
Mozart Debt Merger Sub, Inc., Senior Secured(c)	3.88%	N/A	04/01/2029	727,000	630,673
Total Health Care Equipment & Supplies				789,000	684,451

Health Care Technology - 0.49% (0.29% of Total Investments)
AthenaHealth Group, Inc., Senior Unsecured(c)	6.50%	N/A	02/15/2030	1,411,000	1,144,265

Hotels, Restaurants & Leisure - 0.81% (0.49% of Total Investments)
CEC Entertainment LLC, Senior Secured(c)	6.75%	N/A	05/01/2026	470,000	446,500
Fertitta Entertainment LLC / Fertitta Entertainment Finance Co., Inc., Senior Unsecured(c)	6.75%	N/A	01/15/2030	328,000	269,855
Hilton Grand Vacations Borrower Escrow LLC / Hilton Grand Vacations Borrower Esc, Senior Unsecured(c)	5.00%	N/A	06/01/2029	529,000	469,487
Scientific Games Holdings LP/Scientific Games US FinCo, Inc., Senior Unsecured(c)	6.63%	N/A	03/01/2030	205,000	182,655
SeaWorld Parks & Entertainment, Inc., Senior Unsecured(c)	5.25%	N/A	08/15/2029	600,000	542,154
Total Hotels, Restaurants & Leisure				2,132,000	1,910,651

See Notes to Financial Statements.
Semi-Annual Report | March 31, 2023	13

XAI Octagon Floating Rate & Alternative Income Term Trust	Schedule of Investments
March 31, 2023 (Unaudited)

	Coupon(a)	Reference Rate & Spread	Maturity Date	Principal Amount	Value
CORPORATE BONDS - 6.86%* (4.08% of Total Investments) (continued) Industrial Conglomerates - 0.36% (0.21% of Total Investments)
APi Group DE, Inc., Senior Unsecured(c)	4.75%	N/A	10/15/2029	$500,000	$442,000
MajorDrive Holdings IV LLC, Senior Unsecured(c)	6.38%	N/A	06/01/2029	545,000	406,134
Total Industrial Conglomerates				1,045,000	848,134

Insurance - 0.54% (0.33% of Total Investments)
Alliant Holdings Intermediate LLC / Alliant Holdings Co.- Issuer, Senior Secured(c)	4.25%	N/A	10/15/2027	750,000	669,780
Alliant Holdings Intermediate LLC / Alliant Holdings Co.- Issuer, Senior Secured(c)	6.75%	N/A	04/15/2028	622,000	621,098
Total Insurance				1,372,000	1,290,878

Machinery - 0.35% (0.20% of Total Investments)
Chart Industries, Inc., Senior Secured(c)	7.50%	N/A	01/01/2030	472,000	486,509
Chart Industries, Inc., Senior Unsecured(c)	9.50%	N/A	01/01/2031	316,000	333,624
Total Machinery				788,000	820,133

Media - 0.01% (0.01% of Total Investments)
Audacy Capital Corp., Senior Secured(c)	6.75%	N/A	03/31/2029	390,000	26,812

Professional Services - 0.74% (0.44% of Total Investments)
Conduent Business Services LLC / Conduent State & Local Solutions, Inc., Senior Secured(c)	6.00%	N/A	11/01/2029	2,176,000	1,733,516

Software - 0.39% (0.23% of Total Investments)
McAfee Corp., Senior Unsecured(c)	7.38%	N/A	02/15/2030	1,102,000	918,793

Transportation Infrastructure - 0.77% (0.46% of Total Investments)
Uber Technologies, Inc., Senior Unsecured(c)	4.50%	N/A	08/15/2029	2,000,000	1,825,853

Total Corporate Bonds (Cost $18,516,437)				$19,085,000	$16,150,093

SECURED SECOND LIEN LOANS(b) - 3.85%* (2.29% of Total Investments)
Aerospace & Defense - 0.82% (0.49% of Total Investments)
Amentum Government Services Holdings LLC, TL	12.53%	3M SOFR + 7.50%	02/15/2030	2,016,807	1,873,109
New Constellis Borrower LLC, Series B	15.84%	1M US L + 11.00%	03/27/2025	107,755	61,825
Total Aerospace & Defense				2,124,562	1,934,934

Air Freight & Logistics - 0.20% (0.12% of Total Investments)
LaserShip, Inc., Initial	12.66%	3M US L + 7.50%	05/07/2029	745,852	473,616

Building Products - 0.23% (0.14% of Total Investments)
Diversitech Holdings, INC. TL	11.48%	3M US L + 6.75%	12/21/2029	468,750	414,844
Visual Comfort Group, Inc. (fka VC GB Holdings, Inc.)(aka Visual Comfort Generation Brands), Initial 2nd Lien Term Loan	11.59%	1M US L + 6.75%	07/23/2029	169,492	132,344
Total Building Products				638,242	547,188

See Notes to Financial Statements.
14	www.xainvestments.com

XAI Octagon Floating Rate & Alternative Income Term Trust	Schedule of Investments
March 31, 2023 (Unaudited)

	Coupon(a)	Reference Rate & Spread	Maturity Date	Principal Amount	Value
SECURED SECOND LIEN LOANS(b) (continued)
Chemicals - 0.09% (0.05% of Total Investments)
CP Iris Holdco I, Inc., Initial	11.84%	1M US L + 7.00%	10/01/2029	$258,621	$206,896

Commercial Services & Supplies - 0.30% (0.18% of Total Investments)
AVSC Holding Corp., Initial	12.06%	3M US L + 7.25%	09/01/2025	805,556	714,431

Communications Equipment - 0.14% (0.08% of Total Investments)
Global Tel*Link Corp., 2nd Lien	14.83%	3M SOFR + 10.00%	11/29/2026	347,222	256,819
MLN US Holdco LLC	11.15%	3M SOFR + 6.75%	10/18/2027	128,761	70,819
Total Communications Equipment				475,983	327,638

Construction & Engineering - 0.11% (0.06% of Total Investments)
DG Investment Intermediate Holdings 2, Inc., 2nd Lien	11.59%	1M US L + 6.75%	03/30/2029	292,804	255,960

Diversified Consumer Services - 0.50% (0.30% of Total Investments)
KUEHG Corp.	13.41%	3M US L + 8.25%	08/22/2025	800,000	766,664
Travelport Finance Luxembourg Sarl, 2021 Consented	13.39%	3M US L + 8.23%	05/29/2026	583,593	329,730
TruGreen LP, Initial	13.33%	3M US L + 8.50%	11/02/2028	125,392	81,505
Total Diversified Consumer Services				1,508,985	1,177,899

Diversified Financial Services - 0.20% (0.12% of Total Investments)
Edelman Financial Center LLC, Initial	11.59%	1M US L + 6.75%	07/20/2026	275,795	257,317
Nexus Buyer LLC, TL	11.09%	1M US L + 6.25%	11/05/2029	245,536	214,844
Total Diversified Financial Services				521,331	472,161

Electronic Equipment, Instruments & Components - 0.03% (0.02% of Total Investments)
Infinite Bidco LLC, Initial	12.16%	3M US L + 7.00%	03/02/2029	69,869	61,485

Health Care Providers & Services - 0.06% (0.03% of Total Investments)
Verscend Holding Corp., Initial	11.84%	1M US L + 7.00%	04/02/2029	135,802	135,802

Insurance - 0.39% (0.23% of Total Investments)
Asurion LLC, New B-4	10.09%	1M US L + 5.25%	01/20/2029	1,104,603	907,983

Professional Services - 0.07% (0.04% of Total Investments)
National Intergovernmental Purchasing Alliance Co.	12.40%	3M SOFR + 7.50%	05/26/2026	169,482	166,093

Software - 0.71% (0.43% of Total Investments)
Ascend Learning 11/21 2nd Lien TL	10.56%	1M SOFR + 5.75%	12/10/2029	462,963	397,375
DCert Buyer, Inc., First Amendment Refinancing	11.70%	3M US L + 7.00%	02/19/2029	156,627	144,097
EagleView Technology Corp., Term Loan 2nd Lien	12.66%	3M US L + 7.50%	08/14/2026	198,167	157,543
MH Sub I LLC, 2021 Replacement	11.06%	1M SOFR + 6.25%	02/23/2029	1,000,000	913,330
Ultimate Software 11/21 2nd Lien TL	10.03%	3M US L + 5.25%	05/03/2027	75,676	72,308
Total Software				1,893,433	1,684,653

Total Secured Second Lien Loans (Cost $10,640,496)				$10,745,125	$9,066,739

See Notes to Financial Statements.
Semi-Annual Report | March 31, 2023	15

XAI Octagon Floating Rate & Alternative Income Term Trust	Schedule of Investments
March 31, 2023 (Unaudited)

		Reference Rate	Maturity	Principal
	Coupon(a)	& Spread	Date	Amount	Value
SENIOR SECURED FIRST LIEN LOANS(b) - 72.31%* (42.97% of Total Investments) Aerospace & Defense - 1.32% (0.79% of Total Investments)
Amentum Government Services Holdings LLC TLD 1L	8.91%	3M SOFR + 4.00%	02/15/2029	$1,864,008	$1,818,190
Constellis Holdings LLC, Priority	12.34%	1M US L + 7.50%	03/27/2024	119,765	98,956
Peraton Corp., B	8.59%	1M US L + 3.75%	02/01/2028	1,098,334	1,082,321
Spirit AeroSystems, Inc. TL 1L	9.18%	3M SOFR + 4.48%	01/15/2027	114,370	113,969
Total Aerospace & Defense				3,196,477	3,113,436

Air Freight & Logistics - 0.69% (0.41% of Total Investments)
Brown Group Hldg TLB2 1L	8.46%	3M SOFR + 3.75%	07/02/2029	285,329	284,818
LaserShip, Inc., Initial	9.66%	3M US L + 4.50%	05/07/2028	1,570,463	1,329,852
Total Air Freight & Logistics				1,855,792	1,614,670

Airlines - 0.76% (0.45% of Total Investments)
United AirLines, Inc., Class B	8.57%	3M US L + 3.75%	04/21/2028	1,813,232	1,797,366

Auto Components - 1.75% (1.04% of Total Investments)
Dealer Tire Financial LLC	9.31%	1M SOFR + 4.50%	12/14/2027	1,099,204	1,090,278
First Brands Group, LLC, Refinanced	10.25%	6M SOFR + 5.00%	03/30/2027	570,021	546,684
FIRST BRANDS GROUP, LLC, TL	10.25%	6M SOFR + 5.43%	03/30/2027	870,703	833,698
IXS Holdings, Inc., Initial	9.48%	3M SOFR + 4.25%	03/05/2027	1,611,034	1,322,192
LTR Intermediate Holdings, Inc., Initial	9.34%	1M US L + 4.18%	05/05/2028	366,366	329,272
Total Auto Components				4,517,328	4,122,124

Automobiles - 0.50% (0.29% of Total Investments)
American Axle & Manufacturing, Inc., TLB	8.45%	1M SOFR + 3.50%	12/13/2029	226,438	224,456
Driven Holdings LLC, TLB	7.76%	1M US L + 3.00%	12/17/2028	97,681	95,606
RVR Dealership Holdings LLC, B	8.55%	3M SOFR + 3.75%	02/08/2028	1,002,293	849,443
Total Automobiles				1,326,412	1,169,505

Banks - 0.17% (0.10% of Total Investments)
Blackstone Mortgage Trust, Inc.	8.31%	1M SOFR + 3.50%	05/09/2029	443,832	404,997

Beverages - 0.08% (0.05% of Total Investments)
Triton Water Holdings, Inc., Initial	8.66%	3M US L + 3.50%	03/31/2028	201,742	180,307

Building Products - 1.62% (0.96% of Total Investments)
Cornerstone Building Brands, Inc., Tranche B	7.93%	1M US L + 3.25%	04/12/2028	381,502	334,291
Foundation Building Materials, Inc., Initial	8.08%	3M US L + 3.25%	01/31/2028	222,213	215,585
LHS Borrower	9.66%	1M SOFR + 4.75%	02/16/2029	908,871	737,094
Osmosis Buyer, Ltd., Initial B	8.48%	1M SOFR + 3.75%	07/31/2028	1,288,930	1,239,796
Park River Holdings, Inc., Initial	8.52%	3M US L + 3.25%	12/28/2027	94,627	86,820
Snap One 11/21 Cov-Lite TLB	9.66%	3M US L + 4.50%	12/08/2028	756,540	688,451
Visual Comfort Group, Inc. (aka Visual Comfort Generation Brands), Initial 1st Lien Term Loan	7.84%	1M US L + 3.00%	07/21/2028	321,428	304,016
White Cap Buyer LLC, Initial Closing Date	8.56%	1M SOFR + 3.75%	10/19/2027	217,584	214,797
Total Building Products				4,191,695	3,820,850

See Notes to Financial Statements.
16	www.xainvestments.com

XAI Octagon Floating Rate & Alternative Income Term Trust	Schedule of Investments
March 31, 2023 (Unaudited)

		Reference Rate	Maturity	Principal
	Coupon(a)	& Spread	Date	Amount	Value
SENIOR SECURED FIRST LIEN LOANS(b) (continued)
Capital Markets - 0.68% (0.40% of Total Investments)
Hudson River Trading LLC, Term Loan	7.92%	1M SOFR + 3.00%	03/20/2028	$1,721,201	$1,605,020

Chemicals - 3.59% (2.13% of Total Investments)
Ascend Performance Materials Operations LLC, 2021
Refinancing	9.71%	6M SOFR + 4.75%	08/27/2026	272,223	267,203
CP Iris Holdco I, Inc.
Delayed Draw(h)	8.18%	3M US L + 3.50%	10/02/2028	4,341	1,378
Initial	8.41%	1M US L + 3.50%	10/02/2028	225,587	210,924
Discovery Purchaser Corporation TL 1L	9.28%	3M SOFR + 4.375%	10/04/2029	655,603	619,820
Herens Holdco S.a r.l., Facility B	9.16%	3M US L + 4.00%	07/03/2028	1,597,515	1,476,472
Hexion Holdings Corp. TL 1L	9.30%	3M SOFR + 4.50%	03/15/2029	846,192	754,702
Ineos US Finance LLC, TLB
2027-II	8.66%	1M SOFR + 3.75%	11/08/2027	240,394	239,719
2030	8.41%	1M SOFR + 3.50%	02/15/2030	642,114	637,869
LSF11 A5 HoldCo, LLC TLB 1L	8.42%	1M SOFR + 3.50%	10/15/2028	546,829	529,402
Lummus Technology Holdings V LLC, 2021 Refinancing B	8.34%	1M US L + 3.50%	06/30/2027	49,092	48,218
Nouryon Finance B.V., TLB(e)	N/A	L + 4.00%	03/09/2028	396,621	395,134
Olympus Water US Holding Corp.
2022 Incremental TL	9.18%	3M SOFR + 4.50%	11/09/2028	330,909	316,266
Initial	8.94%	3M US L + 3.75%	11/09/2028	345,025	326,094
PMHC II, Inc. TL	9.08%	3M SOFR + 4.25%	04/21/2029	1,439,267	1,264,151
Polar US Borrower LLC, Initial	9.02%	6M SOFR + 4.75%	10/15/2025	838,635	695,614
VANTAGE SPECIALTY CHEMICALS, INC., TLB	9.60%	3M SOFR + 4.77%	10/26/2026	704,441	675,383
Total Chemicals				9,134,788	8,458,349

Commercial Services & Supplies - 2.12% (1.26% of Total Investments)
Allied Universal Holdco LLC, Initial U.S. Dollar	8.66%	1M SOFR + 3.75%	05/12/2028	974,633	923,991
Ankura Consulting Group LLC, Closing Date	9.42%	1M SOFR + 4.50%	03/17/2028	176,123	166,730
BRIGHTVIEW LANDSCAPES, LLC TLB1L	7.95%	3M SOFR + 3.25%	04/20/2029	1,265,956	1,233,256
Garda World Security Corporation TLB 1L	9.01%	1M SOFR + 4.25%	02/01/2029	1,292,691	1,249,878
Viad Corp, Initial	9.81%	1M SOFR + 5.00%	07/30/2028	1,477,500	1,407,319
Total Commercial Services & Supplies				5,186,903	4,981,174

Communications Equipment - 0.47% (0.28% of Total Investments)
Casa Systems, Inc., Initial	8.84%	1M US L + 4.00%	12/20/2023	893,605	726,894
Global Tel*Link Corp., 2018	9.08%	3M SOFR + 4.25%	11/29/2025	444,313	386,303
Total Communications Equipment				1,337,918	1,113,197

Construction & Engineering - 1.21% (0.72% of Total Investments)
DG Investment Intermediate Hlgds, Inc. TL 1L	9.56%	1M SOFR + 4.75%	03/31/2028	1,471,324	1,436,380
DG Investment Intermediate Holdings 2, Inc., Initial	8.56%	1M US L + 3.75%	03/31/2028	84,851	82,247
TRC Companies 11/21 TL	8.59%	1M US L + 3.75%	12/08/2028	1,385,835	1,337,330
Total Construction & Engineering				2,942,010	2,855,957

Construction Materials - 0.50% (0.30% of Total Investments)
Schweitzer-Mauduit International, Inc., B	8.63%	1M US L + 3.75%	04/20/2028	489,431	471,077

See Notes to Financial Statements.
Semi-Annual Report | March 31, 2023	17

XAI Octagon Floating Rate & Alternative Income Term Trust	Schedule of Investments
March 31, 2023 (Unaudited)

	Coupon(a)	Reference Rate & Spread	Maturity Date	Principal Amount	Value
SENIOR SECURED FIRST LIEN LOANS(b) (continued)
Construction Materials (continued)
Smyrna Ready Mix Concrete, LLC TLB 1L	8.97%	1M SOFR + 4.25%	04/02/2029	$705,312	$700,022
Total Construction Materials				1,194,743	1,171,099

Containers & Packaging - 2.98% (1.77% of Total Investments)
Clydesdale Acquisition Holdings, Inc.	9.08%	1M SOFR + 4.18%	04/13/2029	2,542,576	2,479,648
LABL, INC. TL 1L	9.84%	1M US L + 5.00%	10/29/2028	959,730	928,539
Mauser Packaging Solutions Holding Company, TLB	8.80%	1M SOFR + 4.00%	08/15/2026	116,462	115,339
Pelican Products, Inc. TL	8.71%	3M US L + 4.25%	12/29/2028	486,353	429,610
Pretium PKG Holdings, Inc., Initial	9.01%	3M US L + 4.00%	10/02/2028	353,520	281,048
RLG Holdings LLC, Closing Date Initial	8.84%	1M US L + 4.00%	07/07/2028	1,652,454	1,590,074
Sabert Corp., Initial	9.38%	1M US L + 4.50%	12/10/2026	1,195,748	1,189,769
Total Containers & Packaging				7,306,843	7,014,027

Distributors - 0.36% (0.22% of Total Investments)
American Tire Distributors, Inc., TLB	11.07%	3M US L + 6.25%	10/20/2028	496,443	432,219
BCPE Empire Holdings, Inc.
Initial	8.84%	1M US L + 4.00%	06/11/2026	332,943	325,728
Term Loans	9.34%	1M SOFR + 4.63%	06/11/2026	101,053	99,646
Total Distributors				930,439	857,593

Diversified Consumer Services - 3.35% (1.99% of Total Investments)
Anticimex Global AB	9.74%	3M SOFR + 4.75%	11/16/2028	666,586	661,586
KUEHG Corp, B-3	8.91%	3M US L + 3.75%	02/21/2025	1,958,248	1,919,905
Learning Care Group No. 2, Inc., 2020 Incremental	13.33%	3M US L + 8.50%	03/13/2025	381,173	375,932
LifeMiles, Ltd., Initial	10.20%	3M US L + 5.25%	08/30/2026	71,674	67,060
Pug LLC, B-2	9.09%	1M US L + 4.25%	02/12/2027	1,507,909	1,078,155
Sabre GLBL Inc., TLB 1L
2022 Term B Loans	9.16%	1M SOFR + 4.25%	06/30/2028	63,783	54,162
2022 Term B-2 Loans	9.91%	1M SOFR + 5.00%	06/30/2028	309,657	265,014
Sabre GLBL, Inc.
2021 Other B-1	8.34%	1M US L + 3.50%	12/17/2027	179,369	151,267
2021 Other B-2	8.34%	1M US L + 3.50%	12/17/2027	285,924	241,129
Spin Holdco, Inc., Initial	8.99%	3M US L + 4.00%	03/04/2028	1,424,625	1,191,086
Staples, Inc., 2019 Refinancing New B-1	9.81%	3M US L + 5.00%	04/16/2026	960,315	882,145
The Knot WorldWide Inc. Tl 1L	9.32%	1M SOFR + 4.50%	12/19/2025	845,714	841,486
TruGreen LP, Second Refinancing	8.84%	1M US L + 4.00%	11/02/2027	179,614	165,583
Total Diversified Consumer Services				8,834,591	7,894,510

Diversified Financial Services - 2.57% (1.53% of Total Investments)
ARETEC GROUP, INC., TLB(e)	N/A	L + 4.50%	03/08/2030	378,526	371,667
Edelman Financial Center LLC, Initial (2021)	8.59%	1M US L + 3.75%	04/07/2028	424,070	407,837
FOCUS FINANCIAL PARTNERS, LLC, TLB	8.06%	1M SOFR + 3.25%	06/30/2028	1,031,259	1,019,513
Galaxy US Opco Inc. TL	9.56%	1M SOFR + 4.75%	04/29/2029	613,879	541,748
HighTower Holding LLC, Initial	8.82%	3M US L + 4.00%	04/21/2028	556,086	524,111
Mercury Borrower, Inc., TL	8.38%	1M US L + 3.50%	08/02/2028	254,115	246,174
Nexus Buyer LLC, B	8.59%	1M US L + 3.75%	11/09/2026	345,179	311,400
Paysafe Holdings US Corp., Facility B1	7.59%	1M US L + 2.75%	06/28/2028	145,041	138,877

See Notes to Financial Statements.
18	www.xainvestments.com

XAI Octagon Floating Rate & Alternative Income Term Trust	Schedule of Investments
March 31, 2023 (Unaudited)

	Coupon(a)	Reference Rate & Spread	Maturity Date	Principal Amount	Value
SENIOR SECURED FIRST LIEN LOANS(b) (continued)
Diversified Financial Services (continued)
VeriFone Systems, Inc., Initial	8.95%	3M US L + 4.00%	08/20/2025	$2,854,587	$2,435,506
VFH Parent LLC TLB 1L	7.86%	1M SOFR + 3.00%	01/13/2029	58,971	56,704
Total Diversified Financial Services				6,661,713	6,053,537

Diversified Telecommunication Services - 5.18% (3.08% of Total Investments)
Altice Financing S.A. TL 1L	9.57%	3M SOFR + 5.00%	10/29/2027	1,419,281	1,401,540
Altice France S.A., USD TLB-13 Incremental	8.86%	3M US L + 4.00%	08/14/2026	2,256,721	2,184,077
Altice France SA	8.52%	3M US L + 3.69%	01/31/2026	494,128	478,686
Consolidated Communications, Inc., B-1	8.38%	1M US L + 3.50%	10/02/2027	700,484	550,405
DIRECTV Financing LLC, Closing Date	9.63%	3M US L + 4.64%	08/02/2027	1,380,740	1,325,980
Intelsat Jackson Holdings S.A.	9.08%	3M SOFR + 4.25%	02/01/2029	847,705	837,109
LCPR Loan Financing LLC, 2021 Additional	8.43%	1M US L + 3.75%	10/16/2028	583,258	574,147
Sorenson Communications LLC, 2021	10.34%	1M US L + 5.50%	03/17/2026	174,259	164,966
Syniverse Holdings, Inc.TL 1L	11.90%	3M SOFR + 7.00%	05/13/2027	428,400	377,347
Viasat, Inc.	9.42%	1M SOFR + 4.50%	03/04/2029	593,891	575,183
VIRGIN MEDIA BRISTOL LLC TLY 1L	8.11%	6M SOFR + 3.25%	03/31/2031	2,039,586	2,008,992
Windstream Services II LLC, Initial	11.06%	1M US L + 6.25%	09/21/2027	1,429,995	1,294,146
Xplornet Communications, Inc. TL 1L	8.84%	1M US L + 4.00%	10/02/2028	139,567	112,177
Zacapa S.a.r.l. TL 1L	8.90%	3M SOFR + 4.00%	03/22/2029	308,530	301,314
Total Diversified Telecommunication Services				12,796,545	12,186,069

Electric Utilities - 0.14% (0.08% of Total Investments)
Generation Bridge Acquisition LLC
B	10.16%	3M US L + 5.00%	12/01/2028	328,375	327,075
C	10.16%	3M US L + 5.00%	12/01/2028	7,560	7,529
Total Electric Utilities				335,935	334,604

Electrical Equipment - 0.35% (0.20% of Total Investments)
Energy Acquisition LP
Initial	9.09%	1M US L + 4.25%	06/26/2025	707,468	645,127
Tranche B	7.50%	N/A	06/26/2025	183,748	168,129
Total Electrical Equipment				891,216	813,256

Electronic Equipment, Instruments & Components - 1.07% (0.64% of Total Investments)
Infinite Bidco LLC, Initial	8.41%	3M US L + 3.25%	03/02/2028	1,234,515	1,178,962
Mavenir Systems, Inc., Initial	9.65%	3M US L + 4.75%	08/18/2028	485,089	335,924
Natel Engineering Company, Inc., Initial	11.11%	1M US L + 6.25%	04/30/2026	504,018	443,536
Triton Solar US Acquisition Co., Initial	10.89%	3M SOFR + 6.00%	10/29/2024	231,743	195,244
WORLD WIDE TECHNOLOGY HOLDING CO., LLC, TL	8.15%	1M SOFR + 3.25%	03/01/2030	372,862	370,998
Total Electronic Equipment, Instruments & Components				2,828,227	2,524,664

Energy Equipment & Services - 0.09% (0.05% of Total Investments)
Lealand Finance Company B.V.
Make-Whole	7.84%	1M US L + 3.00%	06/30/2024	8,469	5,716
Take-Back	8.84%	1M US L + 3.68%	06/30/2025	48,294	31,794

See Notes to Financial Statements.
Semi-Annual Report | March 31, 2023	19

XAI Octagon Floating Rate & Alternative Income Term Trust	Schedule of Investments
March 31, 2023 (Unaudited)

	Coupon(a)	Reference Rate & Spread	Maturity Date	Principal Amount	Value
SENIOR SECURED FIRST LIEN LOANS(b) (continued)
Energy Equipment & Services (continued)
WaterBridge Midstream Operating LLC, Initial	10.57%	3M US L + 5.75%	06/22/2026	$170,625	$167,398
Total Energy Equipment & Services				227,388	204,908

Food & Staples Retailing - 0.35% (0.21% of Total Investments)
Upbound Group, Inc.	8.13%	3M US L + 3.25%	02/17/2028	844,639	834,081

Food Products - 0.64% (0.38% of Total Investments)
Chill Merger Sub, Inc.	8.66%	3M US L + 3.50%	03/20/2024	1,250,000	1,121,100
Pacific Bells LLC, Initial Term	9.66%	3M SOFR + 4.50%	11/10/2028	362,431	347,934
Whole Earth Brands, Inc., Term Loan	9.55%	3M SOFR + 4.65%	02/05/2028	32,746	27,507
Total Food Products				1,645,177	1,496,541

Health Care Equipment & Supplies - 1.52% (0.90% of Total Investments)
Bausch & Lomb Inc TL 1L	8.46%	3M SOFR + 3.25%	05/10/2027	1,433,406	1,389,802
Curium BidCo S.a r.l., Term Loan	9.41%	3M US L + 4.25%	12/02/2027	419,071	405,452
Medplast Holdings, Inc., Initial Term Loan (Late June/Early July)	8.59%	1M US L + 3.75%	07/02/2025	976,982	907,216
SOTERA HEALTH HOLDINGS, LLC	8.82%	6M SOFR + 3.92%	12/11/2026	452,169	444,256
ZEST ACQUISITION CORP., TL	10.22%	1M SOFR + 5.50%	02/08/2028	443,355	425,900
Total Health Care Equipment & Supplies				3,724,983	3,572,626

Health Care Providers & Services - 4.03% (2.39% of Total Investments)
Accelerated Health Systems, LLC TLB 1L	9.30%	3M SOFR + 4.25%	02/15/2029	305,843	222,718
AEA International Holdings S.a.r.l., Initial	8.94%	3M US L + 3.75%	09/07/2028	214,519	212,910
Cambrex Corp., Tranche B-2 Dollar	8.41%	1M SOFR + 3.50%	12/04/2026	248,458	245,104
Corgi Bidco, INC. TL 1L	9.90%	3M SOFR + 5.00%	10/13/2029	1,251,650	1,178,116
Curia Global, Inc., 2021	8.53%	3M SOFR + 3.75%	08/30/2026	152,107	129,196
Envision Healthcare Corp.
New Money First Out Term Loan	12.92%	3M SOFR + 7.88%	03/31/2027	114,324	94,889
Second Out Term Loan	9.15%	3M SOFR + 4.25%	03/31/2027	808,908	192,116
Eyecare Partners LLC, Amendment No. 1	8.59%	1M US L + 3.75%	11/15/2028	960,261	775,680
Global Medical Response, Inc.
2018 New	9.20%	3M US L + 4.25%	03/14/2025	643,788	449,042
2020 Refinancing	9.24%	3M US L + 4.25%	10/02/2025	1,117,366	778,436
Heartland Dental LLC, 2021 Incremental	8.84%	1M US L + 4.00%	04/30/2025	639,097	600,086
Heartland Dental, LLC, Initial	8.59%	1M US L + 3.75%	04/30/2025	414,047	386,393
Hunter Holdco 3, Ltd., Initial Dollar	9.41%	3M US L + 4.25%	08/19/2028	474,011	463,345
Midwest Veterinary Partners LLC, Initial	8.84%	1M US L + 4.00%	04/27/2028	1,416,128	1,302,838
Pathway Vet Alliance LLC, 2021 Replacement	8.59%	1M US L + 3.75%	03/31/2027	296,531	259,299
Radiology Partners, Inc., B	8.88%	1M US L + 4.25%	07/09/2025	705,573	566,441
Sharp MidCo, LLC TL 1L	9.16%	3M US L + 4.00%	12/31/2028	347,396	340,448
Southern Veterinary Partners LLC, Initial	8.84%	1M US L + 4.00%	10/05/2027	89,867	86,423
Summit Behavioral 11/21	9.71%	3M SOFR + 4.75%	11/24/2028	724,463	699,106
WCG Purchaser Corp., Initial	8.95%	3M US L + 4.00%	01/08/2027	535,538	505,082
Total Health Care Providers & Services				11,459,875	9,487,668

See Notes to Financial Statements.
20	www.xainvestments.com

XAI Octagon Floating Rate & Alternative Income Term Trust	Schedule of Investments
March 31, 2023 (Unaudited)

	Coupon(a)	Reference Rate & Spread	Maturity Date	Principal Amount	Value
SENIOR SECURED FIRST LIEN LOANS(b) (continued)
Health Care Technology - 1.98% (1.18% of Total Investments)
Athenahealth Group Inc. TLB 1L	8.26%	1M SOFR + 3.50%	02/15/2029	$3,256,470	$3,044,800
Athenahealth Group Inc., 1L(h)	4.69%	1M SOFR + 3.50%	02/15/2029	139,044	102,892
TTF Holdings LLC, Initial	8.88%	1M US L + 4.00%	03/31/2028	717,439	714,748
Waystar Technologies, Inc., Initial	8.84%	1M US L + 4.00%	10/22/2026	804,484	801,218
Total Health Care Technology				4,917,437	4,663,658

Hotels, Restaurants & Leisure - 2.63% (1.56% of Total Investments)
19th Holdings Golf	7.80%	1M SOFR + 3.00%	02/07/2029	937,773	869,784
Aimbridge Hsp Incre CL TLB	9.53%	1M US L + 4.75%	02/02/2026	246,215	234,520
Arcis 11/21 Cov-Lite TLB	9.09%	1M US L + 4.25%	11/24/2028	306,511	304,212
Caesars Entertainment, Inc.	8.16%	1M SOFR + 3.25%	02/06/2030	511,008	507,743
CARNIVAL CORPORATION TLB 1L	8.09%	1M US L + 3.25%	10/18/2028	497,481	485,198
Fertitta Entertainment, LLC TLB 1L	8.81%	1M SOFR + 4.00%	01/27/2029	1,577,204	1,550,139
Herschend Entertainment Company LLC, Initial (2021)	8.44%	1M US L + 3.75%	08/27/2028	131,400	130,306
KINGPIN INTERMEDIATE HOLDINGS LLC, TLB	8.31%	1M SOFR + 3.50%	02/08/2028	180,816	180,082
Playa Hotels & Resorts B.V., TLB	8.99%	1M SOFR + 4.25%	01/05/2029	632,186	627,640
Topgolf Callaway Brands Corp., TLB	8.26%	1M SOFR + 3.50%	03/15/2030	443,388	440,133
Travel + Leisure Co.	8.96%	1M SOFR + 4.00%	12/14/2029	147,708	147,154
United PF Holdings LLC Incremental Term Loan	13.66%	3M US L + 8.50%	12/30/2026	351,000	301,860
Initial	9.16%	3M US L + 4.00%	12/30/2026	504,334	409,141
Total Hotels, Restaurants & Leisure				6,467,024	6,187,912

Household Durables - 1.71% (1.02% of Total Investments)
At Home Group, Inc., Initial	9.43%	3M US L + 4.25%	07/24/2028	315,516	244,885
Conair Holdings LLC, Initial	8.91%	3M US L + 3.75%	05/17/2028	758,004	689,783
Hunter Douglas Inc. TLB 1L	8.37%	3M SOFR + 3.50%	02/26/2029	2,235,195	2,000,902
Mattress Firm, Inc., 2021	9.39%	3M US L + 4.25%	09/25/2028	589,837	549,434
Weber-Stephen Products LLC, Initial B	8.09%	1M US L + 3.25%	10/30/2027	492,321	421,717
Weber-Stephen Products LLC TLB 1L	9.16%	1M SOFR + 4.25%	10/30/2027	136,009	116,741
Total Household Durables				4,526,882	4,023,462

Household Products - 0.62% (0.37% of Total Investments)
AMERICAN GREETINGS CORPORATION, TL(e)	N/A	SOFR + 6.00%	04/06/2028	430,338	420,656
Olaplex, Inc. TL 1L	8.29%	1M SOFR + 3.50%	02/23/2029	1,173,369	1,043,324
Total Household Products				1,603,707	1,463,980

Industrial Conglomerates - 0.91% (0.54% of Total Investments)
Madison IAQ LLC, Initial	8.30%	3M US L + 3.25%	06/21/2028	165,313	157,047
Majordrive Holdings IV LLC, Initial	9.00%	3M US L + 4.00%	06/01/2028	251,557	238,036
MajorDrive Holdings IV LLC	10.41%	3M SOFR + 5.50%	06/01/2029	294,494	281,978
Redwood Star Merger Sub, Inc.	9.41%	1M SOFR + 4.62%	04/05/2029	1,183,651	1,126,694
Star US Bidco LLC, Initial	9.09%	1M US L + 4.25%	03/17/2027	342,158	330,754
Total Industrial Conglomerates				2,237,173	2,134,509

See Notes to Financial Statements.
Semi-Annual Report | March 31, 2023	21

XAI Octagon Floating Rate & Alternative Income Term Trust	Schedule of Investments
March 31, 2023 (Unaudited)

	Coupon(a)	Reference Rate & Spread	Maturity Date	Principal Amount	Value
SENIOR SECURED FIRST LIEN LOANS(b) (continued)
Insurance - 3.26% (1.94% of Total Investments)
Acrisure LLC
11/21 Incremental	9.09%	1M US L + 4.25%	02/15/2027	$292,713	$286,036
2020	8.34%	1M US L + 3.50%	02/15/2027	799,329	772,016
2021-1 Additional	8.59%	1M US L + 3.75%	02/15/2027	679,650	662,659
Term Loan	10.55%	3M SOFR + 5.75%	02/15/2027	686,638	679,772
ALLIANT HOLDINGS INTERMEDIATE, LLC, TLB	8.35%	1M SOFR + 3.50%	11/05/2027	30,171	29,777
AssuredPartners, Inc.	8.34%	1M US L + 3.50%	02/12/2027	1,035,362	1,021,446
ASSUREDPARTNERS, INC. TLB4 1L	9.06%	1M SOFR + 4.25%	02/12/2027	96,972	96,487
Asurion LLC, New B-9	8.09%	1M US L + 3.25%	07/31/2027	1,304,855	1,193,942
Asurion LLC TLB 1L	8.91%	3M SOFR + 4.00%	08/19/2028	480,412	442,282
HOWDEN GROUP HOLDINGS LIMITED, TL	8.89%	1M SOFR + 4.00%	03/24/2030	956,158	948,987
MIC Glen LLC	8.73%	3M SOFR + 4.00%	11/09/2029	280,945	279,787
OneDigital Borrower, LLC TL 1L	9.16%	1M SOFR + 4.25%	11/16/2027	1,316,405	1,263,749
Total Insurance				7,959,610	7,676,940

Internet and Catalog Retail - 0.33% (0.19% of Total Investments)
Shutterfly LLC, 2021 Refinancing B	9.84%	1M US L + 5.00%	09/25/2026	665,153	322,600
Titan Acquisition Co New Zealand Limited TL 1L	9.16%	3M US L + 4.00%	10/18/2028	461,517	448,248
Total Internet and Catalog Retail				1,126,670	770,848

IT Services - 1.79% (1.06% of Total Investments)
Avaya Holdings Corp.(i)	14.83%	1M SOFR + 10.00%	12/15/2027	93,440	22,426
Constant Contact, Inc.	8.81%	3M US L + 4.00%	02/10/2028	1,662,552	1,568,335
Endurance International Group Holdings, Inc., Initial	8.22%	1M US L + 3.50%	02/10/2028	839,223	782,575
Intrado Corporation, TLB	8.68%	3M SOFR + 3.63%	01/31/2030	490,887	483,730
Virtusa Corp.	8.59%	1M US L + 3.75%	02/11/2028	1,176,680	1,159,771
Virtusa Corporation TL 1L	8.66%	1M SOFR + 3.75%	02/15/2029	188,680	185,908
Total IT Services				4,451,462	4,202,745

Machinery - 1.15% (0.69% of Total Investments)
ELEMENT MTRL TECH GP HLDG DTL	9.15%	3M SOFR + 4.25%	06/22/2029	321,987	317,559
ELEMENT MTRL TECH GP HLDG TL	9.15%	3M SOFR + 4.25%	06/22/2029	697,638	688,046
PRO MACH GROUP, INC, TLB	9.91%	1M SOFR + 5.00%	08/31/2028	370,370	370,370
Pro Mach Group, Inc., Closing Date Initial	8.84%	1M US L + 4.00%	08/31/2028	910,221	904,660
Roper Industrial Products Investment Com LLC 1L	8.93%	3M SOFR + 4.50%	11/22/2029	439,758	435,831
Total Machinery				2,739,974	2,716,466

Media - 2.23% (1.33% of Total Investments)
Castle US Holding Corp., Initial Dollar	8.59%	1M US L + 3.75%	01/29/2027	1,046,930	682,379
Cimpress plc, Tranche B-1	8.34%	1M US L + 3.50%	05/17/2028	163,188	155,845
CREATIVE ARTISTS AGENCY, LLC TLB	8.31%	1M SOFR + 3.50%	11/24/2028	976,571	972,098
Cumulus Media New Holdings, Inc., Initial	8.58%	3M US L + 3.75%	03/31/2026	699,859	644,045
Recorded Books, Inc., 2021 Replacement	8.79%	1M SOFR + 4.00%	08/29/2025	938,541	932,440
Red Ventures, LLC, TLB	7.81%	1M SOFR + 3.00%	03/01/2030	877,230	868,458
United Talent Agency LLC, B	8.91%	1M SOFR + 4.00%	07/07/2028	1,007,427	997,353
Total Media				5,709,746	5,252,618

See Notes to Financial Statements.
22	www.xainvestments.com

XAI Octagon Floating Rate & Alternative Income Term Trust	Schedule of Investments
March 31, 2023 (Unaudited)

	Coupon(a)	Reference Rate & Spread	Maturity Date	Principal Amount	Value
SENIOR SECURED FIRST LIEN LOANS(b) (continued)
Oil, Gas & Consumable Fuels - 1.76% (1.05% of Total Investments)
Brazos Delaware II, LLC	8.48%	1M SOFR + 3.75%	02/11/2030	$1,403,334	$1,370,440
CQP Holdco LP	8.66%	3M US L + 3.50%	06/05/2028	61,884	61,335
Oryx Midstream Services Permian Basin LLC	8.06%	1M SOFR + 3.25%	10/05/2028	224,371	220,220
PAR PETROLEUM, LLC, TLB	9.24%	3M SOFR + 4.25%	02/28/2030	1,161,418	1,138,190
Permian Production Partners, LLC, Initial	12.85%	1M US L + 6.00%	11/20/2025	42,143	41,932
Traverse Midstream Partners LLC	8.73%	3M SOFR + 3.75%	02/16/2028	1,183,538	1,161,844
WHITEWATER WHISTLER HOLDINGS, LLC TLB 1L	8.15%	3M SOFR + 3.25%	02/15/2030	148,965	148,220
Total Oil, Gas & Consumable Fuels				4,225,653	4,142,181

Personal Products - 0.40% (0.24% of Total Investments)
KDC/ONE Development Corp., Inc., Initial (2020)	8.59%	1M US L + 3.75%	12/22/2025	967,254	934,203

Pharmaceuticals - 0.96% (0.57% of Total Investments)
Alvogen Pharma US, Inc.	12.38%	3M SOFR + 7.50%	06/30/2025	1,556,654	1,354,289
Amneal Pharmaceuticals, LLC, Initial Term Loan	8.38%	1M US L + 3.50%	05/04/2025	967,708	917,513
Total Pharmaceuticals				2,524,362	2,271,802

Professional Services - 1.39% (0.82% of Total Investments)
AQ Carver Buyer, Inc., Initial	9.83%	3M SOFR + 5.00%	09/23/2025	451,514	451,514
Conduent Business Services, LLC TLB 1L	9.09%	1M US L + 4.25%	10/16/2028	307,201	286,465
EISNER ADVISORY GROUP LLC, TL	10.17%	1M SOFR + 5.25%	07/28/2028	379,872	378,923
Equiniti Group PLC, TLB	9.54%	6M SOFR + 4.50%	12/11/2028	332,471	331,225
UST Global, Inc.	8.53%	1M SOFR + 3.75%	11/20/2028	563,494	557,391
Vaco Holdings LLC	10.05%	3M SOFR + 5.00%	01/21/2029	1,284,954	1,259,255
Total Professional Services				3,319,506	3,264,773

Real Estate Investment Trusts (REITs) - 0.19% (0.11% of Total Investments)
STARWOOD PROPERTY MORTGAGE, L.L.C	8.06%	1M SOFR + 3.25%	11/18/2027	476,944	450,316

Real Estate Management & Development - 0.39% (0.23% of Total Investments)
Forest City Enterprises LP, Replacement	8.34%	1M US L + 3.50%	12/08/2025	1,068,045	907,390

Software - 8.94% (5.31% of Total Investments)
Apex Group Treasury LLC	9.66%	3M SOFR + 5.00%	07/27/2028	75,833	74,885
Apex Group Treasury, Ltd., USD	8.56%	3M US L + 3.75%	07/27/2028	1,024,390	996,219
Ascend Learning 11/21 TLB	8.41%	1M SOFR + 3.50%	12/11/2028	1,131,350	1,042,256
Astra Acquisition Corp. TL 1L	10.09%	1M US L + 5.25%	10/25/2028	319,119	274,644
Cardinal Parent, Inc., Initial	9.66%	3M US L + 4.50%	11/12/2027	237,209	209,633
CommerceHub, Inc., Initial	8.78%	6M SOFR + 4.00%	12/29/2027	817,052	759,180
Conservice Midco LLC, Initial	9.09%	1M US L + 4.25%	05/13/2027	1,099,899	1,078,594
Cornerstone OnDemand, Inc., Initial	8.59%	1M US L + 3.75%	10/16/2028	633,904	583,192
CT Technologies Intermediate Holdings, Inc., 2021	8.88%	1M US L + 4.25%	12/16/2025	258,579	245,529
DCert Buyer, Inc., Initial	8.70%	6M SOFR + 4.00%	10/16/2026	1,080,669	1,056,019
EagleView Technology Corp., Term Loan	8.66%	3M US L + 3.50%	08/14/2025	787,895	670,412
Fiserv Investment Solutions, Inc., Initial	8.76%	1M SOFR + 4.00%	02/18/2027	435,265	415,678
Greeneden U.S. Holdings I LLC, Initial Dollar (2020)	8.84%	1M US L + 4.00%	12/01/2027	1,419,281	1,395,991
Idera, Inc., B-1	8.51%	3M US L + 3.75%	03/02/2028	194,955	185,390

See Notes to Financial Statements.
Semi-Annual Report | March 31, 2023	23

XAI Octagon Floating Rate & Alternative Income Term Trust	Schedule of Investments
March 31, 2023 (Unaudited)

	Coupon(a)	Reference Rate & Spread	Maturity Date	Principal Amount	Value
SENIOR SECURED FIRST LIEN LOANS(b) (continued)
Software (continued)
Imperva, Inc., Term Loan	8.86%	3M US L + 4.00%	01/12/2026	$402,267	$350,777
INDY US BIDCO, LLC, TL	11.06%	1M SOFR + 6.25%	03/06/2028	379,613	328,840
Indy US Holdco LLC(e)	N/A	SOFR + 6.25%	03/05/2028	783,202	678,449
Magenta Buyer LLC, Initial	9.58%	3M US L + 4.75%	07/27/2028	2,148,166	1,763,795
MCAFEE CORP. TLB 1L	8.65%	1M SOFR + 3.75%	03/01/2029	2,912,701	2,730,657
MH Sub I LLC, 2020 June New	8.59%	1M US L + 3.75%	09/13/2024	1,159,451	1,138,441
Planview Parent, Inc., Closing Date	9.16%	3M US L + 4.00%	12/17/2027	948,663	894,314
Project Alpha Intermediate Holding, Inc., 2021
Refinancing	8.85%	1M US L + 4.00%	04/26/2024	1,561,790	1,550,077
Skillsoft Finance II, Inc., Initial	10.10%	1M SOFR + 5.25%	07/14/2028	356,319	299,689
SolarWinds Holdings, Inc., TL	8.81%	1M SOFR + 4.00%	02/05/2027	230,372	229,284
Ultimate Software 11/21 TL	8.03%	3M US L + 3.25%	05/04/2026	1,238,555	1,205,077
Upland Software, Inc., Initial	8.66%	1M SOFR + 3.75%	08/06/2026	965,000	896,244
Total Software				22,601,499	21,053,266

Specialty Retail - 1.52% (0.91% of Total Investments)
Bass Pro/Great American 11/21 TLB	8.59%	1M US L + 3.75%	03/06/2028	994,784	980,489
Fender Musical Instruments Corporation	8.84%	1M SOFR + 4.00%	12/01/2028	201,264	182,647
Franchise Group, Inc.
Incremental TL	9.70%	3M SOFR + 5.00%	03/10/2026	346,366	334,676
Initial	9.56%	3M US L + 4.75%	03/10/2026	1,116,957	1,079,260
Jo-Ann Stores LLC, Additional B-1	9.57%	3M US L + 4.75%	07/07/2028	1,112,677	606,965
Rising Tide Holdings, Inc., Initial	9.70%	3M US L + 4.75%	06/01/2028	249,212	147,658
Torrid LLC, Closing Date	10.31%	3M US L + 5.50%	06/14/2028	295,458	258,526
Total Specialty Retail				4,316,718	3,590,221

Textiles, Apparel & Luxury Goods - 1.63% (0.97% of Total Investments)
ABG Intermediate Holdings 2 LLC
TLB2	9.41%	6M SOFR + 4.71%	12/21/2028	1,585,574	1,558,203
Tranche TLB-1 Term Loans	8.41%	1M SOFR + 3.50%	12/21/2028	1,207,522	1,187,393
Champ Acquisition Corp., Initial	10.71%	3M US L + 5.50%	12/19/2025	453,433	451,959
Elevate Textiles, Inc., Initial	9.80%	3M US L + 5.00%	05/01/2024	1,125,337	650,355
Total Textiles, Apparel & Luxury Goods				4,371,866	3,847,910

Transportation Infrastructure - 0.20% (0.12% of Total Investments)
Uber Technologies, Inc., TLB	7.72%	3M SOFR + 3.02%	03/01/2030	468,299	466,983

Wireless Telecommunication Services - 0.23% (0.14% of Total Investments)
LSF9 ATLANTIS HOLDINGS, LLC	12.15%	3M SOFR + 7.25%	03/31/2029	552,853	537,191

Total Senior Secured First Lien Loans (Cost $181,302,169)				$184,184,328	$170,241,509

	Shares	Value
COMMON STOCK - 0.09%* (0.05% of Total Investments)
Aerospace & Defense - 0.00%(j) (0.00% of Total Investments)
New Constellis Borrower LLC(k)	6,795	$2,127

See Notes to Financial Statements.
24	www.xainvestments.com

XAI Octagon Floating Rate & Alternative Income Term Trust	Schedule of Investments
March 31, 2023 (Unaudited)

	Shares	Value
COMMON STOCK (continued)
Capital Markets - 0.00%(j) (0.00% of Total Investments)
Carestream 10/22 Equity(k)	873	$5,455
Food & Staples Retailing - 0.08% (0.05% of Total Investments)
CEC Brands, LLC(k)	10,454	188,172
Oil, Gas & Consumable Fuels - 0.01% (0.00% of Total Investments)
Permian Production Partners(k)	18,995	12,347
Total Common Stock (Cost $103,712)	37,117	$208,101
Total Investments - 168.27% (Cost $457,588,700)		$396,171,494
Liabilities in Excess of Other Assets - 1.50%		3,530,640
Preferred Shares (Net of $1,317,809 Deferred Financing Costs) - (17.87)%		(42,082,191)
Leverage Facility (Net of $173,179 Deferred Leverage Costs) - (51.89)%		(122,176,821)
Net Assets Applicable to Common Shareholders - 100.00%		$235,443,122

*	Amounts above are shown as a percentage of net assets applicable to common shareholders as of March 31, 2023.
(a)	The rate shown is the coupon as of the end of the reporting period.
(b)	Variable rate investment. Interest rates reset periodically. Interest rate shown reflects the rate in effect at March 31, 2023. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description above. Leveraged loans and CLO debt securities typically have reference Rate Floors (“Rate Floors”) embedded in their loan agreements and organizational documents. Leveraged loans generally have Rate Floors of 0% or more, while CLO debt securities often set Rate Floors at 0%. Rate Floors serve to establish a minimum base rate to be paid by the borrower before the fixed spread. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
(c)	Security exempt from registration under Rule 144A of the Securities Act of 1933. Total market value of Rule 144A securities amounts to $214,858,394, which represents approximately 91.26% of the Trust’s net assets as of March 31, 2023. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration.

(d)	As a result of the use of significant unobservable inputs to determine fair value, this investment has been classified as a Level 3 asset.

(e)	When-issued or delivery-delayed security. All or a portion of this position has not settled as of March 31, 2023. The interest rate shown represents the stated spread over the applicable reference rate floor; the Trust will not accrue interest until the settlement date, at which point the reference rate floor will be established. The total cost of securities purchased on a when-issued or delivery-delayed basis was $3,084,656 as of March 31, 2023.
(f)	CLO subordinated notes, income notes, Y notes and M notes are considered CLO equity positions. CLO equity positions are entitled to recurring distributions which are generally equal to the remaining cash flow of payments made by underlying securities less contractual payments to debt holders and fund expenses. The effective yield is estimated based upon the amount and timing of these recurring distributions in addition to the estimated amount of terminal principal payment. Effective yields for the CLO equity positions are updated generally once per quarter or on a transaction such as an add-on purchase, refinancing or reset. The estimated yield and investment cost may ultimately not be realized. Estimated yields shown are as of March 31, 2023.
(g)	Fair value includes the Trust’s interest in fee rebates on CLO subordinated notes.

(h)	This investment has an unfunded commitment as of March 31, 2023.

(i)	Issuer was in default and is non-income producing. Partial or no payments were paid on the last payment date. The aggregate value of these securities represented less than 0.00% of the Trust’s net assets.

(j)	Less than 0.005%.

(k)	Non-income producing security.

All securities held as of March 31, 2023 are pledged as collateral for the Trust’s credit facility. See Note 6 of the Notes to Financial Statements.

See Notes to Financial Statements.
Semi-Annual Report | March 31, 2023	25

XAI Octagon Floating Rate & Alternative Income Term Trust	Schedule of Investments
March 31, 2023 (Unaudited)

1M US L - 1 Month LIBOR (London Interbank Offered Rate)

3M SOFR - 3 Month SOFR (Secured Overnight Financing Rate)

1M SOFR - 1 Month SOFR (Secured Overnight Financing Rate)

6M SOFR - 6 Month SOFR (Secured Overnight Financing Rate)

3M US L - 3 Month LIBOR (London Interbank Offered Rate

S.a.r.l. - Societe Anonyme a Responsabilite Limitee (French: Limited Liability Company)

See Notes to Financial Statements.
26	www.xainvestments.com

XAI Octagon Floating Rate & Alternative Income Term Trust	Statement of Assets and Liabilities
March 31, 2023 (Unaudited)

ASSETS:
Investments, at value (Cost $457,588,700)	$396,171,494
Cash	5,039,268
Receivable for investment securities sold	8,219,686
Interest receivable	2,140,346
Prepaid offering costs, net (Note 5)	302,510
Prepaid expenses and other assets	19,255
Total Assets	411,892,559

LIABILITIES:
Leverage facility (Net of $173,179 deferred financing costs) (Note 6)	122,176,821
Preferred shares (Net of $1,317,809 deferred financing costs) (Note 6)	42,082,191
Payable for investment securities purchased	7,026,712
Distributions payable to common shareholders	2,700,140
Interest due on leverage facility (Note 6)	650,525
Accrued investment advisory fees payable (Note 3)	649,244
Interest payable on preferred shares	411,221
Accrued fund accounting and administration fees payable	184,276
Accrued investor support services fees payable (Note 3)	68,708
Accrued professional fees payable	45,745
Accrued printing fees payable	19,155
Accrued custodian fees payable	8,670
Accrued transfer agent fees payable	5,510
Accrued chief compliance officer fees payable (Note 3)	5,451
Other payables and accrued expenses	415,068
Total Liabilities	176,449,437
Net Assets Applicable to Common Shareholders	$235,443,122

COMPOSITION OF NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS:
Paid-in capital	$300,542,645
Total distributable earnings (accumulated losses)	(65,099,523)
Net Assets Applicable to Common Shareholders	$235,443,122

Common shares of beneficial interest outstanding, at $0.01 par value, and unlimited common shares authorized	37,229,874
Net Asset Value Applicable to Common Shareholders	$6.32

See Notes to Financial Statements.
Semi-Annual Report | March 31, 2023	27

XAI Octagon Floating Rate & Alternative Income Term Trust	Statement of Operations
For the Six Months Ended March 31, 2023 (Unaudited)

INVESTMENT INCOME:
Interest	$27,060,124
Dividends	59,903
Total Investment Income	27,120,027

EXPENSES:
Investment advisory fees (Note 3)	3,351,453
Interest expense and amortization of deferred leverage costs	3,399,102
Distributions to preferred shares	1,499,184
Investor support services fees (Note 3)	394,289
Excise tax	371,200
Amortization of financing costs (Note 6)	305,510
Fund accounting and administration fees	209,274
Professional fees	159,783
Trustees fees and expenses	112,346
Transfer agent fees	41,276
Custodian fees	33,914
Chief financial officer fees (Note 3)	22,404
Chief compliance officer fees (Note 3)	17,070
Printing expenses	14,638
Other expenses	137,473
Total Expenses	10,068,916
Net Investment Income	17,051,111

REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Net realized loss on:
Investment securities	(4,634,348)
Change in unrealized appreciation/(depreciation) on:
Investment securities	736,227
Net Realized and Unrealized Loss on Investments	(3,898,121)
Net Increase in Net Assets Applicable to Common Shareholders from Operations	$13,152,990

See Notes to Financial Statements.
28	www.xainvestments.com

XAI Octagon Floating Rate & Alternative Income Term Trust	Statements of Changes in Net Assets Applicable to Common Shareholders

	For the Six Months Ended March 31, 2023 (Unaudited)	For the Year Ended September 30, 2022
OPERATIONS:
Net investment income	$17,051,111	$26,066,496
Net realized loss	(4,634,348)	(1,647,420)
Change in unrealized appreciation/(depreciation)	736,227	(61,102,520)
Net Increase/(Decrease) in Net Assets Applicable to Common Shareholders from Operations	13,152,990	(36,683,444)

TOTAL DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income	(15,856,239)	(26,582,506)
From tax return of capital	–	(1,437,750)
TOTAL DISTRIBUTIONS TO COMMON SHAREHOLDERS	(15,856,239)	(28,020,256)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of common shares (net of offering costs of $1,302 and $326,927)	10,342,356	70,085,319
Net asset value of common shares issued to shareholders from reinvestment of dividends	1,003,183	2,855,549
Net Increase in Net Assets Applicable to Common Shareholders from Capital Share Transactions	11,345,539	72,940,868
Net Increase in Net Assets Applicable to Common Shareholders	8,642,290	8,237,168

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS:
Beginning of period	$226,800,832	$218,563,664
End of period	$235,443,122	$226,800,832

See Notes to Financial Statements.
Semi-Annual Report | March 31, 2023	29

XAI Octagon Floating Rate & Alternative Income Term Trust	Statement of Cash Flows
For the Six Months Ended March 31, 2023 (Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES:

Net increase in net assets applicable to common shareholders from operations	$13,152,990
Adjustments to reconcile net increase in net assets applicable to common shareholders from operations to net cash provided by operating activities:
Purchases of investment securities	(79,322,667)
Proceeds from sale of investment securities	67,223,713
Discounts accreted/premiums amortized	(2,734,311)
Reductions to CLO equity cost basis	1,153,454
Net realized loss on investment securities	4,634,348
Net change in unrealized appreciation/(depreciation) on investment securities	(736,227)
Net purchase of short-term investment securities	3,309,153
(Increase)/Decrease in assets:
Receivable for investment securities sold	3,205,772
Interest receivable	77,284
Deposits held with broker	101,666
Prepaid offering costs	246,029
Prepaid expenses and other assets	(19,255)
Increase/(Decrease) in liabilities:
Payable for investment securities purchased	(4,968,627)
Interest due on leverage facility	274,844
Interest payable - margin account	(129,899)
Accrued investment advisory fees payable	28,145
Accrued fund accounting and administration fees payable	19,951
Accrued professional fees payable	(160,486)
Accrued investor support services fees payable	3,193
Accrued printing fees payable	2,056
Accrued custodian fees payable	(5,337)
Accrued chief compliance officer fees payable	(358)
Accrued transfer agent fees payable	(1,100)
Other payables and accrued expenses	347,129
Net Cash Provided by Operating Activities	5,701,460

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from leverage facility	15,200,000
Payments on leverage facility	(6,000,000)
Proceeds from offering of preferred shares	(6,590,504)
Proceeds from shares sold - common shares	10,343,658
Distributions paid - common shareholders	(14,742,118)
Offering costs paid	(1,302)
Net Cash Used in Financing Activities	(1,790,266)

Net Increase in Cash	3,911,194
Cash, beginning balance	1,128,074
Cash, ending balance	$5,039,268

Supplemental disclosure of cash flow information:
Cash paid for interest on leverage facility	$4,623,442

Non-cash activity:
Reinvestment of distributions	$1,003,183

See Notes to Financial Statements.
30	www.xainvestments.com

XAI Octagon Floating Rate & Alternative Income Term Trust	Financial Highlights
For a Share of Outstanding Common Stock Throughout the Periods Presented

	For the Six Months Ended March 31, 2023 (Unaudited)		For the Year Ended September 30, 2022	For the Year Ended September 30, 2021	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019	For the Year Ended September 30, 2018
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value - beginning of year	$6.39		$8.19	$6.56	$8.22	$9.50	$9.78
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)(a)	0.47		0.82	0.76	0.72	0.89	0.64
Net realized and unrealized gain/(loss) on investments	(0.10)		(1.91)	1.41	(1.58)	(1.32)	(0.16)
Total Income/(Loss) from Investment Operations	0.37		(1.09)	2.17	(0.86)	(0.43)	0.48

DISTRIBUTIONS TO COMMON SHAREHOLDERS:(b)
From net investment income	(0.44)		(0.84)	(0.34)	(0.57)	(0.77)	(0.45)
From tax return of capital	–		(0.04)	(0.54)	(0.23)	(0.08)	(0.31)
Total Distributions to Common Shareholders	(0.44)		(0.88)	(0.88)	(0.80)	(0.85)	(0.76)

CAPITAL SHARE TRANSACTIONS:
Impact of Capital Share Transactions(a)	–		0.17	0.34	0.00 (c)	0.00 (c)	–
Total Capital Share Transactions	–		0.17	0.34	0.00 (c)	0.00 (c)	–

Net asset value per common share - end of period	$6.32		$6.39	$8.19	$6.56	$8.22	$9.50
Market price per common share - end of period	$6.43		$5.94	$8.58	$5.99	$8.95	$9.80

Total Investment Return per Common Share - Net Asset Value(d)	5.81%		(12.63%)	39.14%	(9.54%)	(4.55%)	5.22%
Total Investment Return per Common Share - Market Price(d)	15.81%		(22.47%)	59.63%	(24.14%)	0.75%	4.89%
RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to common shares, end of period (000s)	$235,443		$226,801	$218,564	$84,989	$78,707	$79,322
Ratio of expenses excluding waivers to average net assets	8.67	%(e)	6.29%	5.28%	5.71%	6.16%	5.60%

See Notes to Financial Statements.
Semi-Annual Report | March 31, 2023	31

XAI Octagon Floating Rate & Alternative Income Term Trust	Financial Highlights
For a Share of Outstanding Common Stock Throughout the Periods Presented

	For the Six Months Ended March 31, 2023 (Unaudited)		For the Year Ended September 30, 2022		For the Year Ended September 30, 2021		For the Year Ended September 30, 2020		For the Year Ended September 30, 2019		For the Year Ended September 30, 2018
Ratio of expenses including waivers to average net assets(f)	N/A		N/A		N/A		N/A		5.22%		4.87%
Ratio of expenses excluding interest expense and distributions to preferred shares to average net assets	4.45	%(e)(g)	3.94	%(g)(h)	3.94	%(g)(i)	4.51	%(g)	3.27	%(g)	3.35	%(g)
Ratio of net investment income including waivers to average net assets(f)	14.69	%(e)	10.81%		9.82%		10.93%		10.03%		6.57%
Portfolio turnover rate	17%		29%		34%		60%		94%		119%

2026 PREFERRED SHARES:
Liquidation value, end of period, including dividends payable on preferred shares (000s)	$39,900		$39,000		$40,258		N/A		N/A		N/A
Total shares outstanding (000s)	1,596		1,596		1,596		N/A		N/A		N/A
Asset coverage, end of period per $1,000 of preferred shares(j)	$161		$139		$162		N/A		N/A		N/A
Liquidation preference per share	$25		$25		$25		N/A		N/A		N/A

2029 CONVERTIBLE PREFERRED SHARES:

Liquidation value, end of period, including dividends payable on preferred shares (000s)	$3,500		$10,000		N/A		N/A		N/A		N/A
Total shares outstanding (000s)	$140		$400		N/A		N/A		N/A		N/A
Asset coverage, end of period per $1,000 of preferred shares(j)	$161		$139		N/A		N/A		N/A		N/A
Liquidation preference per share	$25		$25		N/A		N/A		N/A		N/A
LEVERAGE FACILITY:
Aggregate principal amount, end of period of leverage facility payable (000s)	$122,350		$113,150		$98,150		$35,650		$38,965		$38,865
Asset coverage, end of period per $1,000 of leverage facility(k)	$3,279		$3,445		$3,227		$3,384		$3,020		$3,041

See Notes to Financial Statements.
32	www.xainvestments.com

XAI Octagon Floating Rate & Alternative Income Term Trust	Financial Highlights
For a Share of Outstanding Common Stock Throughout the Periods Presented

(a)	Calculated using average common shares outstanding.
(b)	The per share amounts of distributions related to net investment income and tax return of capital are based on amounts determined under U.S. federal income tax regulations which differs from the per share amounts from investment operations which are based on amounts determined under U.S. GAAP.
(c)	Less than $0.005 or greater than $(0.005) per share.
(d)	Total investment return is calculated assuming a purchase of a common share at the opening on the first day and a sale at closing on the last day of each period reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the Trust’s dividend reinvestment plan. Total investment returns do not reflect brokerage commissions, if any, and are not annualized.
(e)	Annualized.
(f)	The Adviser’s expense limitation agreement to waive and/or reimburse expenses of the Trust expired on September 27, 2019 and was not renewed.
(g)	Includes amortization of deferred leverage costs incurred obtaining leverage facility.
(h)	The Trust issued Series 2029 Convertible Preferred Shares on June 30, 2022.
(i)	The Trust issued Series 2026 Term Preferred Shares on March 29, 2021 and September 8, 2021.
(j)	The asset coverage ratio for a class of senior securities representing stock is calculated as the Trust’s total assets, less all liabilities and indebtedness not represented by the Trust’s senior securities, divided by secured senior securities representing indebtedness plus the aggregate of the involuntary liquidation preference of secured senior securities which are stock. With respect to the Preferred Shares, the asset coverage per unit figure is expressed in terms of dollar amounts per share of outstanding Preferred Shares (based on a liquidation preference of $25).
(k)	Calculated by subtracting the Trust’s total liabilities (excluding the liquidation value of the Preferred Shares, including dividends payable on the Preferred Shares, and the principal amount of the Leverage Facility) from the Trust’s total assets and dividing by the principal amount of the Leverage Facility and then multiplying by $1,000.

See Notes to Financial Statements.
Semi-Annual Report | March 31, 2023	33

XAI Octagon Floating Rate & Alternative Income Term Trust	Notes to Financial Statements
March 31, 2023 (Unaudited)

1.	ORGANIZATION

XAI Octagon Floating Rate & Alternative Income Term Trust (the “Trust”) is a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust commenced operations on September 27, 2017.

The Trust seeks to achieve its investment objective by investing in a dynamically managed portfolio of opportunities primarily within the private credit markets. Under normal market conditions, the Trust will invest at least 80% of its Managed Assets in floating rate credit instruments and other structured credit investments. “Managed Assets” means the total assets of the Trust, including assets attributable to the Trust’s use of leverage, minus the sum of its accrued liabilities (other than liabilities incurred for the purpose of creating leverage).

2.	SIGNIFICANT ACCOUNTING POLICIES

Basis of Accounting and Use of Estimates: The financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which requires management to make estimates and assumptions that affect the reported amounts and disclosures, including contingent assets and liabilities, in the financial statements during the period reported. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the Trust ultimately realizes upon sale of the securities. The Trust is considered an investment company under

U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The financial statements have been prepared as of the close of the New York Stock Exchange (“NYSE”) on March 31, 2023.

Expense Recognition: Expenses are recorded on the accrual basis of accounting.

Calculation of Net Asset Value: The calculation of net asset value (“NAV”) per common share of the Trust is determined daily, on each day that the NYSE is open for trading, as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time). The Trust’s net asset value per common share is calculated by dividing the value of the Trust’s total assets, less its liabilities, by the number of shares outstanding.

Cash: The Trust considers its investment in an FDIC insured interest bearing account to be cash. Cash is valued at cost plus any accrued interest. The Trust maintains cash balances, which at times may exceed federally insured limits. The Trust maintains these balances with a high quality financial institution.

Securities Transactions and Investment Income: Investment security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from securities transactions and unrealized appreciation and depreciation of securities are determined using the identified cost basis method for financial reporting purposes.

Interest income from investments is recorded using the accrual basis of accounting to the extent such amounts are expected to be collected. Amortization of premium or accretion of discount is recognized using the effective interest method. Collateralized loan obligation (“CLO”) equity investments recognize investment income on the accrual basis utilizing an effective interest methodology based upon an effective yield to maturity utilizing projected cash flows. ASC Topic 325-40, Beneficial Interests in Securitized Financial Assets, requires investment income from CLO equity investments and fee rebates to be recognized under the effective interest method, with any difference between the cash distribution and the amount calculated pursuant to the effective interest method being recorded as an adjustment to the cost basis of the investment. There were no fee rebates for CLO equity investments held by the Trust as of March 31, 2023.

Effective yields for the Trust’s CLO equity positions are monitored and evaluated on a quarterly basis. The Trust also updates a CLO equity investment’s effective yield in each instance where there is a respective add-on purchase, refinancing or reset involving the CLO equity investment held. The effective yield will be set to 0.00% if: (1) the aggregate projected amount of future recurring distributions is less than the amortized investment cost, and/or (2) there is significant uncertainty with respect to the timing of future residual distributions from equity positions that are in the process of being redeemed or that have missed or are not currently making distributions. The future distributions for CLO equity positions with a 0.00% effective yield will be recognized solely as return of cost basis until the aggregate projected amount of future recurring distributions exceeds the amortized investment cost.

Preferred Shares: Distributions to holders of the Trust’s Series 2026 Term Preferred Shares and Series 2029 Convertible Preferred Shares (collectively, “Preferred Shares”) are accrued on a daily basis as described in Note 6 and are treated as an expense as required by U.S. GAAP. For tax purposes, the payments made to the holders of the Trust’s Preferred Shares are treated as dividends or distributions. The character of distributions to the holders of the Trust’s Preferred Shares made during the year may differ from their ultimate characterization for federal income tax purposes.

34	www.xainvestments.com

XAI Octagon Floating Rate & Alternative Income Term Trust	Notes to Financial Statements
March 31, 2023 (Unaudited)

Fair Value Measurements: The Trust records investments at fair value. The Trust values debt securities at the last available bid price for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality, and type. The Trust values exchange-traded options and other exchange-traded derivative contracts at the midpoint of the best bid and asked prices at the close on those exchanges on which they are traded.

The Trust values equity securities at the last reported sale price on the principal exchange or in the principal off-exchange market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean between the last available bid and asked prices on that day. Securities traded primarily on the Nasdaq Stock Market (“Nasdaq”) are normally valued by the Trust at the Nasdaq Official Closing Price (“NOCP”) provided by Nasdaq each business day. The NOCP is the most recently reported price as of 4:00 p.m., Eastern Time, unless that price is outside the range of the “inside” bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, Nasdaq will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes.

Generally, trading in many foreign securities will be substantially completed each day at various times prior to the close of the NYSE. The values of these securities used in determining the net asset value generally will be computed as of such times. Occasionally, events affecting the value of foreign securities may occur between such times and the close of the NYSE which will not be reflected in the computation of net asset value unless it is determined that such events would materially affect the net asset value, in which case adjustments would be made and reflected in such computation pursuant to the fair valuation procedures described herein. Such adjustments may be based upon factors such as developments in non-U.S. markets, the performance of U.S. securities markets and the performance of instruments trading in U.S. markets that represent non-U.S. securities.

Short-term securities with remaining maturities of less than 60 days may be valued at amortized cost, to the extent that amortized cost is determined to approximate fair value.

The Trust values derivatives transactions in accordance with valuation guidelines adopted by the Board of Trustees of the Trust (the “Board of Trustees”). Accrued payments to the Trust under such transactions will be assets of the Trust and accrued payments by the Trust will be liabilities of the Trust.

The Trust may utilize bid quotations provided by independent pricing services or, if independent pricing services are unavailable, dealers to value certain of its securities and other instruments at their market value. The Trust may use independent pricing services to value certain securities held by the Trust at their market value. The Trust periodically verifies valuations provided by independent pricing services.

If independent pricing services or dealer quotations are not available for a given security, such security will be valued in accordance with valuation guidelines adopted by the Board of Trustees that the Board of Trustees believes are designed to accurately reflect the fair value of securities valued in accordance with such guidelines.

The Board of Trustees has designated XA Investments LLC (“XAI” or the “Adviser”), as the “valuation designee” for the Trust pursuant to Rule 2a-5 under the Investment Company Act. The valuation designee is responsible for making fair value determinations pursuant to Valuation Policies and Procedures adopted by XAI and the Trust (the “Valuation Policy”). A committee of voting members comprised of senior personnel of XAI considers various pricing issues and establishes fair valuations of portfolio securities and other instruments held by the Trust in accordance with the Valuation Policy (the “Pricing Committee”). XAI as valuation designee is subject to monitoring and oversight by the Board of Trustees. As a general principle, the fair value of a portfolio instrument is the amount that an owner might reasonably expect to receive upon the instrument’s current sale. A range of factors and analysis may be considered when determining fair value, including relevant market data, interest rates, credit considerations and/or issuer specific news. The Pricing Committee may consult with and receive input from third parties, such as the Sub-Adviser, and will utilize a variety of market data including yields or prices of investments of comparable quality, type of issue, coupon, maturity, rating, indications of value from security dealers, evaluations of anticipated cash flows or collateral, spread over U.S. Treasury obligations, and other information and analysis. In addition, the Pricing Committee may consider valuations provided by valuation firms retained to assist in the valuation of certain of the Trust’s investments. Fair valuation involves subjective judgments. While the Trust’s use of fair valuation is intended to result in calculation of net asset value that fairly reflects values of the Trust’s portfolio securities as of the time of pricing, the Trust cannot guarantee that any fair valuation will, in fact, approximate the amount the Trust would actually realize upon the sale of the securities in question. It is possible that the fair value determined for a portfolio instrument may be materially different from the value that could be realized upon the sale of that instrument.

Semi-Annual Report | March 31, 2023	35

XAI Octagon Floating Rate & Alternative Income Term Trust	Notes to Financial Statements
March 31, 2023 (Unaudited)

The Trust generally uses non-binding indicative bid prices provided by an independent pricing service or broker as the primary basis for determining the value of CLO debt and CLO equity (subordinated securities), which may be adjusted for pending distributions, as applicable, as of the valuation date. These bid prices are non-binding, and may not be determinative of an actual transaction price. In valuing the Trust’s investments in CLO debt and CLO equity (subordinated securities), in addition to non-binding indicative bid prices provided by an independent pricing service or broker, the Pricing Committee also may consider a variety of relevant factors, as set forth in the Valuation Policy, including recent trading prices for specific investments, recent purchases and sales known to the Trust in similar securities, other information known to the Trust relating to the securities, and discounted cash flows based on output from a third-party financial model, using projected future cash flows.

Information that becomes known after the Trust’s NAV has been calculated on a particular day will not be used to retroactively adjust the price of a security or the Trust’s previously determined NAV.

The Trust discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Trust’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 —	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Trust has the ability to access at the measurement date;

Level 2 —	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 —	Significant unobservable prices or inputs (including the Trust’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Trust’s investments as of March 31, 2023:

Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Corporate Bonds	$–	$16,150,093	$–	$16,150,093
Secured Second Lien Loans	–	9,066,739	–	9,066,739
Senior Secured First Lien Loans	–	170,241,509	–	170,241,509
Collateralized Loan Obligations Debt	–	60,913,670	1,505,996	62,419,666
Collateralized Loan Obligations Equity	–	137,832,210	253,176	138,085,386
Common Stock	–	208,101	–	208,101
Total	$–	$394,412,322	$1,759,172	$396,171,494

*	For detailed descriptions, see the accompanying Schedule of Investments.

36	www.xainvestments.com

XAI Octagon Floating Rate & Alternative Income Term Trust	Notes to Financial Statements
March 31, 2023 (Unaudited)

The changes of the fair value of investments for which the Trust has used Level 3 inputs to determine the fair value are as follows:

	CLO Debt	CLO Equity	Total
Balance as of September 30, 2022	$–	$58,050,471	$58,050,471
Accrued Discount/Premium(1)	–	(799,705)	(799,705)
Return of Capital	–	(248,595)	(248,595)
Realized Gain/(Loss)	–	(2,019,724)	(2,019,724)
Change in Unrealized Appreciation/(Depreciation)	–	(1,491,789)	(1,491,789)
Purchases	–	–	–
Sales Proceeds	–	(3,353,439)	(3,353,439)
Transfer into Level 3	1,505,996	–	1,505,996
Transfer out of Level 3	–	(49,884,043)	(49,884,043)
Balance as of March 31, 2023	$1,505,996	$253,176	$1,759,172
Net change in unrealized appreciation/(depreciation) included in the Statements of Operations attributable to Level 3 investments held at March 31, 2023	$(122,016)	$(38,052)	$(160,068)

(1)	Reduction to cost value on CLO equity investments represents the difference between distributions received, or entitled to be received, and income earned for the six months ended March 31, 2023.

The following table summarizes the quantitative inputs and assumptions used for investments categorized in Level 3 of the fair value hierarchy as of the end of the reporting period. In addition to the techniques and inputs noted in the table below, according to the Trust’s valuation policy, the Trust may use other valuation techniques and methodologies when determining the Trust’s fair value measurements as provided for in the valuation policy and approved by the Board of Trustees. The table below is not intended to be all-inclusive, but rather provides information on the significant Level 3 inputs as they relate to the fair value measurements as of the end of the reporting period.

	Quantitative Information about Level 3 Value Measurements
Assets	Value as of March 31, 2023	Valuation Methodologies	Unobservable Input	Range/Weighted Average(2)
CLO Debt	$1,505,996	Market Approach	NBIB(1)	72.68-77.92/75.30
CLO Equity	253,176	Market Approach	NBIB(1)	0.19-23.38/0.88
Total Level 3 Assets	$1,759,172

(1)	The Trust generally uses non-binding indicative bid (“NBIB”) prices provided by an independent pricing service or broker on or near the valuation date as the primary basis for the fair value determination for CLO debt and CLO equity (subordinated securities), which may be adjusted for pending equity distributions as of the valuation date. These bid prices are non-binding, and may not be determinative of an actual transaction price. In valuing the Trust’s investments in CLO debt and CLO equity (subordinated securities), in addition to NBIB prices provided by an independent pricing service or broker, the Pricing Committee also may consider a variety of relevant factors as set forth in the Valuation Policy, including input from relevant third-parties, recent trading prices for specific investments, recent purchases and sales known to the Trust in similar securities, other information known to the Trust relating to the securities, and discounted cash flows based on output from a third-party financial model, using projected future cash flows.

(2)	Weighted averages are calculated based on the value of investments on March 31, 2023.

Significant increases or decreases in any of the unobservable inputs in isolation may result in a significantly lower or higher fair value measurement.

Indemnification: The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on industry experience, the Trust expects the risk of loss due to these warranties and indemnities to be remote.

Semi-Annual Report | March 31, 2023	37

XAI Octagon Floating Rate & Alternative Income Term Trust	Notes to Financial Statements
March 31, 2023 (Unaudited)

3.	INVESTMENT ADVISORY AND OTHER AGREEMENTS

XAI serves as the investment adviser to the Trust and is responsible for overseeing the Trust’s overall investment strategy and its implementation. Octagon Credit Investors, LLC (“Octagon” or the “Sub-Adviser”) serves as the investment sub-adviser of the Trust and is responsible for investing the Trust’s assets. The Trust pays an advisory fee to the Adviser. The Adviser pays to the Sub-Adviser a sub-advisory fee out of the advisory fee received by the Adviser.

Pursuant to an investment advisory agreement between the Trust and the Adviser, the Trust pays the Adviser a fee, payable monthly in arrears, in an annual amount equal to 1.70% of the Trust’s average daily Managed Assets. “Managed Assets” means the total assets of the Trust, including assets attributable to the Trust’s use of leverage and preferred shares, minus the sum of its accrued liabilities (other than liabilities incurred for the purpose of creating leverage). For the six months ended March 31, 2023, the Trust incurred $3,351,453 in advisory fees.

Pursuant to an investment sub-advisory agreement among the Trust, the Adviser and the Sub-Adviser, the sub-advisory fee, payable monthly in arrears to the Sub-Adviser, is calculated as a specified percentage of the advisory fee payable by the Trust to the Adviser (before giving effect to any fees waived or expenses reimbursed by the Adviser). The specified percentage is equal to the blended percentage computed by applying the following percentages to the aggregate average daily Managed Assets of all registered investment companies in the XAI fund complex for which the Sub-Adviser (or an affiliate of the Sub-Adviser) serves as investment sub-adviser, including the Trust (“Eligible Funds”):

Aggregate Eligible Funds	Percentage of
Average Daily Managed Assets	Advisory Fee
First $500 million	60%
Over $500 million	50%

As of March 31, 2023, the Trust was the only Eligible Fund, and the sub-advisory fee equals 60% of the advisory fee payable to the Adviser. The Sub-Adviser’s fees are paid by the Adviser. Pursuant to the investment sub-advisory agreement, from time to time the Trust may reimburse the Sub-Adviser for certain costs and expenses incurred by the Sub-Adviser in connection with the management of the Trust’s assets. For the six months ended March 31, 2023, the Trust incurred $95,281 in reimbursements made to the Sub-Adviser. These costs are included in Other Expenses in the Statement of Operations.

The Trust does not pay a performance or incentive fee to the Adviser or the Sub-Adviser.

The Trust pays all costs and expenses of its operations in addition to the advisory fee and investor support services and secondary market support services fee paid to the Adviser. For the period from September 27, 2017 to September 27, 2019, the Adviser and the Trust entered into a fee waiver agreement. The fee waiver agreement expired on September 27, 2019. Under the fee waiver agreement, the Adviser had contractually agreed to waive a portion of the advisory fee and/or reimburse the Trust for certain operating expenses so that the annual expenses of the Trust did not exceed 0.30% of the Trust’s Managed Assets (exclusive of investment advisory fees, investor support and secondary market services fees, taxes, expenses incurred directly or indirectly by the Trust as a result of an investment in a permitted investment (including, without limitation, acquired fund fees and expenses), expenses associated with the acquisition or disposition of portfolio investments (including, without limitation, brokerage commissions and other trading or transaction expenses), leverage expenses (including, without limitation, costs associated with the issuance or incurrence of leverage, commitment fees, interest expense or dividends on preferred shares), expenses incurred in connection with issuances and sales of shares of the Trust (including, without limitation, fees, commissions and offering costs), dividends on short sales, if any, securities lending costs, if any, expenses of holding and soliciting proxies for meetings of shareholders of the Trust (except to the extent relating to routine items such as the election of Trustees), expenses of a reorganization, restructuring, reconciling or merger of the Trust or the acquisition of all or substantially all of the assets of another fund, or any extraordinary expenses not incurred in the ordinary course of the Trust’s business (including, without limitation, expenses related to litigation, derivative actions, demands related to litigation, regulatory or other government investigations and proceeding)). The Adviser was eligible to recoup waived or reimbursed amounts for three years following the date of such waiver or reimbursement, provided total expenses, including such recoupment, do not exceed the lesser of the annual expense limit at the time such expenses were waived or reimbursed or the annual expense limit at the time of recoupment. As of March 31, 2023, all remaining expenses that were available for recoupment by the Adviser have expired.

The Trust has also retained the Adviser to provide investor support services and secondary market support services in connection with the ongoing operation of the Trust. Such services include providing ongoing contact with respect to the Trust with financial intermediaries, communicating with the NYSE specialist for the shares and with the closed-end fund analyst community regarding the Trust on a regular basis, and hosting and maintaining a website for the Trust. The Trust pays the Adviser an investor support services and secondary market support services fee, payable monthly in arrears, in an annual amount equal to 0.20% of the Trust’s average daily Managed Assets. For the six months ended March 31, 2023, the Trust incurred $394,289 in investor support services. A Trustee who is an “interested person”, as defined in the 1940 Act, of the Trust and certain officers of the Trust are affiliated with the Adviser and receive no compensation from the Trust for serving as officers and/or Trustee.

38	www.xainvestments.com

XAI Octagon Floating Rate &
Alternative Income Term Trust	Notes to Financial Statements

March 31, 2023 (Unaudited)

SS&C ALPS Fund Services, Inc. (“ALPS”) serves as the Trust’s administrator and accounting agent and receives customary fees from the Trust for such services. Administrative and accounting fees paid by the Trust for the six months ended March 31, 2023 are disclosed in the Statement of Operations.

An employee of ALPS serves as the Trust’s chief compliance officer. ALPS provides services that assist the Trust’s chief compliance officer in monitoring and testing the policies and procedures of the Trust in conjunction with requirements under Rule 38a-1 under the 1940 Act and receives an annual base fee. ALPS is reimbursed for certain out-of-pocket expenses by the Trust. Compliance service fees paid by the Trust for the six months ended March 31, 2023 are disclosed in the Statement of Operations.

An employee of PINE Advisors LLC (“PINE”) serves as the Trust’s principal financial officer. PINE receives an annual base fee for the services provided to the Trust. PINE is reimbursed for certain out-of-pocket expenses by the Trust. Service fees paid by the Trust for the six months ended March 31, 2023 are disclosed in the Statement of Operations.

DST Systems Inc., an affiliate of ALPS, serves as transfer, dividend paying and shareholder servicing agent for the Trust. U.S. Bank N.A. serves as the Trust’s custodian. Transfer agent fees paid by the Trust for the six months ended March 31, 2023 are disclosed in the Statement of Operations.

4. DISTRIBUTIONS

The Trust intends to pay substantially all of its net investment income, if any, to holders of common shares (“Common Shareholders”) through periodic distributions. The Trust intends to distribute any net long-term capital gains to Common Shareholders at least annually. The Trust intends to declare distributions monthly. To permit the Trust to maintain more stable monthly distributions, the Trust may distribute more or less than the amount of the net income earned in a particular period. There is no assurance the Trust will continue to pay regular monthly distributions or that it will do so at a particular rate. Distributions may be paid by the Trust from any permitted source and, from time to time, all or a portion of a distribution may be a return of capital. Shareholders should not assume that the source of the distribution from the Trust is net income or profit.

The Series 2026 Term Preferred Shares and Series 2029 Convertible Preferred Shares pay a quarterly dividend at a fixed annual rate of 6.50% and 6.00%, respectively, of the Liquidation Preference, or $1.625 and $1.50, respectively, per share per year, which is referred to as the “Fixed Dividend Rate.” The Fixed Dividend Rate is subject to adjustment under certain circumstances.

For the six months ended March 31, 2023, the Trust paid the following distributions or dividends totaling $0.438 per common share, $0.8125 per Series 2026 Term Preferred Share, and $0.75 per Series 2029 Convertible Preferred Share or $15,856,239, $1,296,750, and $225,000, respectively, in the aggregate:

Common Share and Preferred Share Dividends and Distributions:

Payment Date	Record Date	Distribution per Common Share	Dividend per Series 2026 Term Preferred Share	Dividend per Series 2029 Convertible Preferred Share
October 3, 2022	September 16, 2022	$0.073	–	N/A
October 31/November 1, 2022	October 17, 2022	$0.073	$0.40625	$0.375
December 1, 2022	November 15, 2022	$0.073	–	N/A
December 30, 2022	December 15, 2022	$0.073	–	N/A
January 31, 2023	January 17, 2023	–	$0.40625	$0.375
February 1, 2023	January 17, 2023	$0.073	–	N/A
March 1, 2023	February 15, 2023	$0.073	–	N/A

The Trust expects that distributions paid on the common shares will consist primarily of (i) investment company taxable income, which includes ordinary income (such as interest, dividends, and certain income from hedging or derivatives transactions) and the excess, if any, of net short-term capital gain over net long-term capital loss, and (ii) net capital gain (which is the excess of net long-term capital gain over net short-term capital loss). All or a portion of a distribution may be a return of capital, which is determined on a tax basis.

Semi-Annual Report | March 31, 2023	39

XAI Octagon Floating Rate &
Alternative Income Term Trust	Notes to Financial Statements

March 31, 2023 (Unaudited)

The Trust’s net investment income and capital gain can vary significantly over time, however, the Trust seeks to maintain more stable monthly common share distributions over time. To permit the Trust to maintain more stable monthly common share distributions, the Trust may initially distribute less than the entire amount of the net investment income earned in a particular period. The undistributed net investment income may be available to supplement future common share distributions. Undistributed net investment income is included in the common shares’ NAV, and, correspondingly, distributions from net investment income will reduce the common shares’ NAV.

The Trust’s investments in CLOs may be subject to complex tax rules and the calculation of taxable income attributed to an investment in CLO equity (subordinated securities) can be dramatically different from the calculation of income for financial reporting purposes under U.S. GAAP, and, as a result, there may be significant differences between the Trust’s U.S. GAAP income and its taxable income. The Trust’s final taxable income for the current fiscal year will not be known until the Trust’s tax returns are filed.

All or a portion of a distribution may be a return of capital, which is in effect a partial return of the amount a shareholder invested in the Trust, up to the amount of the shareholder’s tax basis in their shares, which would reduce such tax basis. Although a return of capital may not be taxable, it will generally increase the shareholder’s potential gain, or reduce the shareholder’s potential loss, on any subsequent sale or other disposition of shares. Shareholders who periodically receive the payment of a distribution consisting of a return of capital may be under the impression that they are receiving net income or profits when they are not. Shareholders should not assume that the source of a distribution from the Trust is net income or profit.

Pursuant to the requirements of the 1940 Act, in the event the Trust makes distributions from sources other than income, such as return of capital, a notice will be provided in connection with each monthly distribution with respect to the estimated source of the distribution made. Such notices will describe the portion, if any, of the monthly dividend which, in the Trust’s good faith judgment, constitutes long-term capital gain, short-term capital gain, investment company taxable income or a return of capital. The characterization of distributions paid to shareholders reflect estimates made by the Trust. Such estimates are subject to be characterized differently for federal income tax purposes at year-end. The actual character of such dividend distributions for U.S. federal income tax purposes will only be determined finally by the Trust at the close of its fiscal year, based on the Trust’s full year performance and its actual net investment company taxable income and net capital gains for the year, which may result in a recharacterization of amounts distributed during such fiscal year from the characterization in the monthly estimates.

The Trust may, but is not required to, seek to obtain exemptive relief to permit the Trust to make periodic distributions of long-term capital gains with respect to its common shares as frequently as monthly. Such relief, if obtained, would permit the Trust to implement a “managed distribution policy” pursuant to which the Trust would distribute a fixed percentage of the net asset value (or market price if then applicable) of the common shares at a particular point in time or a fixed monthly amount, any of which may be adjusted from time to time. It is anticipated that under such a distribution policy, the minimum annual distribution rate with respect to the common shares would be independent of the Trust’s performance during any particular period but would be expected to correlate with the Trust’s performance over time.

The Trust reserves the right to change its distribution policy and the basis for establishing the rate of distributions at any time and may do so without prior notice to Common Shareholders. Future distributions will be made if and when declared by the Trust’s Board of Trustees, based on a consideration of number of factors, including the Trust’s continued compliance with terms and financial covenants of its senior securities, the Trust’s net investment income, financial performance and available cash. There can be no assurance that the amount or timing of distributions in the future will be equal or similar to that of past distributions or that the Board of Trustees will not decide to suspend or discontinue the payment of distributions in the future.

Common share distributions shall be paid on their payment date unless the payment of such distribution is deferred by the Board of Trustees upon a determination that such deferral is required in order to comply with applicable law or the applicable terms or financial covenants of the Trust’s senior securities or to ensure that the Trust remains solvent and able to pay its debts as they become due and continue as a going concern.

Cumulative cash dividends or distributions on each Series 2026 Term Preferred Share and Series 2029 Convertible Preferred Share are payable quarterly, when, as and if declared, or under authority granted, by the Board of Trustees out of funds legally available for such payment and in preference to dividends and distributions on Common Shares. If the Trust is unable to distribute the full dividend amount due in a dividend period on the Trust’s Preferred Shares, the dividends will be distributed on a pro rata basis among the preferred shareholders. The Trust pays dividends on the Preferred Shares every January 31, April 30, July 31 and October 31.

40	www.xainvestments.com

XAI Octagon Floating Rate &
Alternative Income Term Trust	Notes to Financial Statements

March 31, 2023 (Unaudited)

5. CAPITAL TRANSACTIONS

Pursuant to the Trust’s Agreement and Declaration of Trust, the Trust is authorized to issue an unlimited number of shares of beneficial interest, par value $0.01 per share.

The table below provides information of the Trust’s outstanding common shares of beneficial interest par value of $0.01 per share (“Common Shares”), the Trust’s Series 2026 Term Preferred Shares, par value of $0.01 per share and the Trust’s Series 2029 Convertible Preferred Shares, par value of $0.01 per share.

	For the Six Months Ended March 31, 2023	For the Year Ended September 30, 2022
Common Shares outstanding - beginning of period	35,468,532	26,674,283
Common Shares issued in connection with the at-the-market offering	571,206	6,980,788
Common Shares issued in connection with a registered direct placement	–	1,450,000
Common Shares issued in connection with conversion from Series 2026 Convertible Preferred Shares	1,035,531	–
Common Shares issued as reinvestment dividends	154,605	363,461
Common Shares outstanding - end of period	37,229,874	35,468,532

	Series 2026 Term Preferred Shares		Series 2029 Convertible Preferred Shares
	For the Six Months ended March 31, 2023	For the Year Ended September 30, 2022	For the Six Months ended March 31, 2023	For the Year Ended September 30, 2022
Preferred Shares outstanding – beginning of period	1,596,000	1,506,000	400,000	–
Preferred Shares converted	–	–	(260,000)	–
Preferred Shares issued in a privately negotiated direct purchase agreement	–	–	–	400,000
Preferred Shares outstanding – end of period	1,596,000	1,596,000	140,000	400,000

The Board of Trustees is authorized to classify and reclassify any unissued shares into other classes or series of shares and authorize the issuance of shares without obtaining stockholder approval.

On December 1, 2021, the Trust and Foreside Fund Services, LLC (the “Distributor”) entered into an amended and restated Distribution Agreement (the “Prior Agreement”), pursuant to which the Trust may offer and sell up to 11,367,051 Common Shares, from time to time, through the Distributor, in transactions that are deemed to be “at-the-market” as defined in Rule 415 under the Securities Act of 1933.

On February 10, 2022, the Trust entered into a new Distribution Agreement (the “New Agreement”) with the Distributor, pursuant to which the Trust may offer and sell up to 18,300,000 Common Shares, from time to time, through the Distributor, in transactions that are deemed to be “at-the-market” as defined in Rule 415 under the Securities Act of 1933. The New Agreement superseded the Prior Agreement and any amendments thereto. The minimum price on any day at which Common Shares may be sold will not be less than the then current net asset value per Common Share plus any commissions to be paid to the Distributor. The Trust’s at-the-market program, under the agreements, resulted in shares issued and proceeds generated as follows:

	For the Six Months ended March 31, 2023	For the Year Ended September 30, 2022
Common Shares Issued	571,206	6,980,788
Net Proceeds	$11,345,539	$60,407,246

On June 28, 2022, the Trust entered into a direct purchase agreement (the “Purchase Agreement”) between the Trust and the purchasers listed therein to sell in a privately negotiated transaction up to 1,200,000 Series 2029 Convertible Preferred Shares at a price $23.25 per share. On June 30, 2022, the Trust issued and sold to the purchasers 400,000 Series 2029 Convertible Preferred Shares for total gross proceeds (before deduction of offering expenses) of $9,300,000. The Trust retains the discretion to issue and sell an additional 800,000 shares at a price of $23.25 per share to the purchasers at one or more subsequent closings on or before June 30, 2023. The Purchase Agreement was amended on February 23, 2023 to extend the latest closing date for subsequent closings to December 31, 2023.

Semi-Annual Report | March 31, 2023	41

XAI Octagon Floating Rate &
Alternative Income Term Trust	Notes to Financial Statements

March 31, 2023 (Unaudited)

On June 28, 2022, the Trust entered into a registered direct placement agreement between the Trust and the purchasers listed therein to sell in a privately negotiated transaction 1,450,000 Common Shares at a price of $6.90 per share. On June 30, 2022, the Trust issued and sold to the purchasers 1,450,000 Common Shares for total gross proceeds (before the deduction of offering expenses) of $10,005,000.

The Trust paid $151,288 in offering costs during the period relating to the at-the-market program, the direct purchase agreement and the direct placement agreement offering costs are charged to paid-in capital upon the issuance of shares. For the six months ended March 31, 2023, the Trust deducted $1,302 of offering costs from paid-in capital. The Statement of Assets and Liabilities as of March 31, 2023 reflect $302,510 of deferred offering costs outstanding.

6. LEVERAGE

The Trust uses leverage to seek to enhance total return and income. The Trust may use leverage through (i) the issuance of senior securities representing indebtedness, including through borrowing from financial institutions or issuance of debt securities, including notes or commercial paper (collectively, “Indebtedness”), (ii) the issuance of preferred shares and/or (iii) reverse repurchase agreements, securities lending, short sales or derivatives, such as swaps, futures or forward contracts, that have the effect of leverage (“portfolio leverage”). The Trust currently intends to use leverage through Indebtedness and may use Indebtedness to the maximum extent permitted under the 1940 Act. Under the 1940 Act, the Trust may utilize Indebtedness up to 33 1/3% of its Managed Assets (specifically, the Trust may not incur Indebtedness if, immediately after incurring such Indebtedness, the Trust would have asset coverage (as defined in the 1940 Act) of less than 300% and the preferred asset coverage shall not be less than 200%).

Credit Facility

The Trust entered into a Credit Agreement dated October 6, 2017 as amended from time to time (the “Credit Agreement”) with Société Générale (the “Lender”) that establishes a revolving credit facility (the “Facility”). Currently, the Trust may borrow up to $175,000,000. The Facility’s maturity date is March 21, 2024, subject to certain reciprocal termination rights. The Trust pays interest on amounts borrowed based on daily compounded secured overnight financing rate (“SOFR”) plus 1.45%. Interest charged to the Trust during the year is presented on the Statement of Operations under Interest expense and amortization of deferred leverage costs. The Trust’s borrowings are secured by eligible securities held in its portfolio of investments. The Credit Agreement includes usual and customary covenants. Among other things, these covenants place limitations or restrictions on the Trust’s ability to (i) incur other indebtedness, (ii) change certain investment policies, or (iii) pledge or create liens upon the assets of the Trust. In addition, the Trust is required to deliver financial information to the Lender, maintain an asset coverage ratios with respect to its Indebtedness and Preferred Shares as required by the 1940 Act, meet certain other coverage tests and financial covenants and maintain its registration as a closed-end management investment company. If the Trust fails to meet such coverage tests and financial covenants, its ability to declare and pay distributions on common and preferred shares may be restricted. No violations of the credit agreement occurred during the six months ended March 31, 2023.

For the six months ended March 31, 2023, the average amount borrowed under the Credit Agreement and the average interest rate for the amount borrowed was $114,913,736 and 5.45%, respectively. As of March 31, 2023, the amount of such outstanding borrowings was $122,350,000. The interest rate applicable to the borrowings on March 31, 2023 was 6.25%. All securities held as of March 31, 2023 are pledged as collateral for the leverage facility. The maximum amount borrowed during the period ended was $122,350,000.

Series 2026 Term Preferred Shares

On March 29, 2021, the Trust issued 1,040,000 shares of Series 2026 Term Preferred Shares with a liquidation preference of $25.00 per share plus accrued and unpaid dividends (whether or not declared). On April 3, 2021, the underwriters partially exercised an overallotment option to purchase 156,000 Series 2026 Term Preferred Shares. On September 9, 2021, the Trust issued an additional 400,000 shares of the Series 2026 Term Preferred Shares. The Series 2026 Term Preferred Shares are listed under the trading symbol XFLTPRA on the NYSE. The Series 2026 Term Preferred Shares are entitled to a dividend at a rate of 6.50% per year, paid quarterly, based on the $25.00 liquidation preference before the common stock is entitled to receive any dividends. The Series 2026 Term Preferred Shares are generally not redeemable at the Trust’s option prior to the close of business on March 31, 2023, and are subject to mandatory redemption by the Trust in certain circumstances. On or after September 30, 2026, the Trust may redeem in whole, or from time to time in part, outstanding Series 2026 Term Preferred Shares at a redemption price per share equal to the per share liquidation preference of $25.00 per share, plus accumulated and unpaid dividends, if any, through the date of redemption. Issuance costs related to the Series 2026 Term Preferred Shares of $1,285,375 are deferred and amortized over the period the Series 2026 Term Preferred Shares are outstanding.

42	www.xainvestments.com

XAI Octagon Floating Rate &
Alternative Income Term Trust	Notes to Financial Statements

March 31, 2023 (Unaudited)

Series 2029 Convertible Preferred Shares

On June 30, 2022, the Trust issued 400,000 shares of Series 2029 Convertible Preferred Shares with a liquidation preference of $25.00 per share plus accrued and unpaid dividends (whether or not declared). The Series 2029 Convertible Preferred Shares are entitled to a dividend at a rate of 6.00% per year, paid quarterly, based on the $25.00 liquidation preference before the common stock is entitled to receive any dividends. The Trust retains the discretion to issue and sell an additional 800,000 shares at a price of $23.25 per share to the purchasers at one or more subsequent closings on or before June 30, 2023. The Series 2029 Convertible Preferred Shares are generally not redeemable at the Trust’s option prior to the close of business on June 30, 2024, and are subject to mandatory redemption by the Trust in certain circumstances. On or after June 30, 2029, the Trust may redeem in whole, or from time to time in part, outstanding Series 2029 Convertible Preferred Shares at a redemption price per share equal to the per share liquidation preference of $25.00 per share, plus accumulated and unpaid dividends, if any, through the date of redemption. Issuance costs related to the Series 2029 Convertible Preferred Shares of $648,375 are deferred and amortized over the period the Series 2029 Convertible Preferred Shares are outstanding.

Shareholders of the Series 2029 Convertible Preferred Shares may opt to convert the shares any time on or after the date six months after the share issuance into Common Shares of the Trust equal to the liquidation preference of the Series 2029 Convertible Preferred Share plus an amount equal to all accumulated but unpaid dividends and distributions on the share, divided by the Conversion Price. The “Conversion Price” is the greater of (i) the market price per Common Share of the Trust, represented by the five-day volume-weighted average price (“VWAP”) per Common Share ending on the trading day immediately preceding the date of conversion exercise, or (ii) the Trust’s most recently NAV per Common Share immediately prior to the date of exercise. If the Trust fails to fulfill its obligations to deliver Common Shares upon conversion, the quarterly dividend rate payable on the unfulfilled Series 2029 Convertible Preferred Shares will increase to a fixed annual rate of 8.00% of the liquidation preference until the date the Trust fulfills its conversion obligation.

7. PORTFOLIO INFORMATION

Purchase and Sales of Securities: For the six months ended March 31, 2023, the cost of purchases and proceeds from sales of securities, excluding short-term obligations were as follows:

Cost of Investments Purchased	$79,322,667
Proceeds from Investments Sold	$67,223,713

8. UNFUNDED COMMITMENTS

The Trust may enter into certain credit agreements, all or a portion of which may be unfunded. The Trust is obligated to fund these loan commitments at the borrowers’ discretion. Unfunded loan commitments and funded portions of credit agreements are marked-to-market daily. Net unrealized appreciation/depreciation on unfunded commitments is reflected in other assets and payable for investment securities purchased in the Statement of Assets and Liabilities and unrealized appreciation (depreciation) on investments in the Statement of Operations. At March 31, 2023, the Trust had unfunded commitments with the following securities:

ABG Intermediate Holdings 2 LLC, Delayed TL	$519,860
Athenahealth Group, Inc. (VVC Holding Corp.)	417,131
CP Iris Holdco I, Inc. and CP Iris II, Inc. (IPS Corporation)	41,237
$978,228

At the time the Trust entered into each unfunded commitment, the Trust reasonably believed it would have sufficient cash and cash equivalents to meet its obligations with respect to such unfunded commitment.

Semi-Annual Report | March 31, 2023	43

XAI Octagon Floating Rate &
Alternative Income Term Trust	Notes to Financial Statements

March 31, 2023 (Unaudited)

9. TAXES

Classification of Distributions: Because U.S. federal income tax regulations differ from U.S. GAAP, net investment income and net realized gains may differ for financial statement and tax purposes. The “tax return of capital” referenced in the Trust’s Statement of Changes in Net Assets and Financial Highlights is based on the characterization under tax regulations. Temporary differences arise when certain items of income, expense, gain or loss are recognized at some time in the future. For the Trust, these differences are due to temporary book/tax differences arising primarily from the income recognition deferral for distributions received from certain CLO equity positions that qualify as passive foreign investment companies. Also, due to the timing of dividend distributions, the fiscal year in which the amounts are distributed for tax purposes may differ from the fiscal year in which the income or realized gain was recorded by the Trust.

The tax character of distributions paid by the Trust during the year ended September 30, 2022, was as follows:

2022
Distributions Paid From:
Ordinary income-Common Shareholders	$25,912,651
Ordinary income- Preferred Shareholders	2,645,168
Return of capital	1,437,750
Total	$29,995,569

Tax Basis of Investments: Net unrealized appreciation/(depreciation) of investments based on federal tax cost as of March 31, 2023, was as follows:

Cost of investments for income tax purposes	$457,591,048
Gross appreciation (excess of value over tax cost)	$1,198,836
Gross depreciation (excess of tax cost over value)	(62,618,390)
Net unrealized depreciation	$(61,419,554)

Federal Income Tax Status: For federal income tax purposes, the Trust currently qualifies, and intends to continue to qualify, as a regulated investment company under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, by distributing substantially all of its investment company taxable net income and realized gain, not offset by capital loss carryforwards, if any, to its shareholders. No provision for federal income taxes has been made.

As of and during the six months ended March 31, 2023, the Trust did not have a liability for any unrecognized tax benefits. The Trust files U.S. federal, state, and local tax returns as required. The Trust’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return.

As a registered investment company, the Trust is subject to a 4% excise tax that is imposed if the Trust does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income (not taking into account any capital gain or loss) for the calendar year and (ii) 98.2% of its capital gain in excess of its capital loss (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year. In certain circumstances, the Trust may elect to retain income or capital gain to the extent that the Board of Trustees, in consultation with Trust management, determines it to be in the interest of shareholders to do so. Alternatively, the Trust may have to dispose of portfolio securities to make a distribution at a time when independent investment judgment might not dictate such disposition.

Depending on the level of taxable income earned in a tax year, the Trust may choose to carry forward such taxable income in excess of current year dividend distributions from such current year taxable income into the next tax year and pay a 4% excise tax on such income, as required. To the extent that the Trust determines that its estimated current year taxable income will be in excess of estimated dividend distributions for the current year from such income, the Trust accrues excise tax, if any, on estimated excess taxable income as such taxable income is earned.

44	www.xainvestments.com

XAI Octagon Floating Rate &
Alternative Income Term Trust	Notes to Financial Statements

March 31, 2023 (Unaudited)

10. PREFERRED STOCK AND SENIOR SECURITIES

The following table sets forth information about the Trust’s outstanding senior securities as of the end of each fiscal year since its inception.

Fiscal Period Ended	Title of Security	Total Principal Amount Outstanding	Aggregate Liquidation Preference	Liquidation Preference Per Share	Asset Coverage
March 31, 2023	Borrowings	$122,350,000	$–	$–	$2,927	(1)
–	Series 2026 Term Preferred Shares	$39,900,000	$39,900,000	$25.00	$161	(2)
–	Series 2029 Convertible Preferred Shares	$3,500,000	$3,500,000	$25.00	$161	(2)
September 30, 2022	Borrowings	$113,150,000	$–	$–	$3,004
–	Series 2026 Term Preferred Shares	$39,900,000	$39,900,000	$25.00	$139
–	Series 2029 Convertible Preferred Shares	$10,000,000	$10,000,000	$25.00	$139
September 30, 2021	Borrowings	$98,150,000	$–	$–	$3,227
–	Series 2026 Term Preferred Shares	$39,900,000	$39,900,000	$25.00	$162
September 30, 2020	Borrowings	$35,650,000	$–	$–	$3,384
September 30, 2019	Borrowings	$38,965,000	$–	$–	$3,020
September 30, 2018	Borrowings	$38,865,000	$–	$–	$3,041

(1)	The asset coverage ratio for the Credit Facility is calculated by subtracting the Trust’s total liabilities and indebtedness not represented by senior securities from the Trust’s total assets, dividing the result by the aggregate amount of the Trust’s senior securities representing indebtedness then outstanding, and then multiplying by $1,000.
(2)	The asset coverage ratio for a class of senior securities representing stock is calculated as the Trust’s total assets, less all liabilities and indebtedness not represented by the Trust’s senior securities, divided by secured senior securities representing indebtedness plus the aggregate of the involuntary liquidation preference of secured senior securities which are stock. With respect to the Preferred Shares, the asset coverage per unit figure is expressed in terms of dollar amounts per share of outstanding Preferred Shares (based on a liquidation preference of $25).

11. SUBSEQUENT EVENTS

On March 1, 2023, the Trust declared a distribution of $0.073 per Common Share, which was paid on April 3, 2023 to Common Shareholders of record on March 15, 2023.

On April 3, 2023, the Trust declared a distribution of $0.073 per Common Share, which was paid on May 1, 2023 to Common Shareholders of record on April 17, 2023. The Trust declared a quarterly dividend of $0.40625 per Series 2026 Term Preferred Share and $0.375 per Series 2029 Convertible Preferred Share, which were paid on May 1, 2023 to preferred shareholders of record on April 17, 2023.

On May 1, 2023, the Trust declared a distribution of $0.085 per Common Share, payable on June 1, 2023 to Common Shareholders of record on May 16, 2023.

On May 2, 2023, shareholders of 140,000 shares of the Series 2029 Convertible Preferred Shares provided conversion notices to the Trust. The Trust converted 140,000 shares of the Series 2029 Convertible Preferred Shares to 543,547 Common Shares at a conversion price equal to the Trust’s net asset value of $6.44 per Common Share.

On May 11, 2023, pursuant to the Purchase Agreement for the Trust’s Series 2029 Convertible Preferred Shares, the Trust issued and sold to the purchasers 400,000 Series 2029 Convertible Preferred Shares for total gross proceeds (before deduction of expenses) of $9,300,000.

Semi-Annual Report | March 31, 2023	45

XAI Octagon Floating Rate &
Alternative Income Term Trust	Dividend Reinvestment Plan

March 31, 2023 (Unaudited)

Under the Trust’s Dividend Reinvestment Plan (the “Plan”), a Common Shareholder whose Common Shares are registered in his or her own name will have all distributions reinvested automatically by DST Systems, Inc., which is agent under the Plan (the “Plan Agent”), unless the Common Shareholder elects to receive cash.

Distributions with respect to Common Shares registered in the name of a broker-dealer or other nominee (that is, in “street name”) will be reinvested in additional Common Shares under the Plan, unless the broker or nominee does not participate in the Plan or the Common Shareholder elects to receive distributions in cash. Investors who own Common Shares registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to investors who do not participate in the Plan will be paid by check mailed directly to the record holder by DST Systems, Inc., as dividend disbursing agent. A participant in the Plan who wishes to opt out of the Plan and elect to receive distributions in cash should contact DST Systems, Inc. in writing at the address specified below or by calling the telephone number specified below.

Under the Plan, whenever the market price of the Common Shares is equal to or exceeds NAV at the time Common Shares are valued for purposes of determining the number of Common Shares equivalent to the cash dividend or capital gains distribution, participants in the Plan are issued new Common Shares from the Trust, valued at the greater of (i) the NAV as most recently determined or (ii) 95% of the then-current market price of the Common Shares. The valuation date is the dividend or distribution payment date or, if that date is not a NYSE trading day, the next preceding trading day. If the NAV of the Common Shares at the time of valuation exceeds the market price of the Common Shares, the Plan Agent will buy the Common Shares for the Plan in the open market, on the NYSE or elsewhere, for the participants’ accounts, except that the Plan Agent will endeavor to terminate purchases in the open market and cause the Trust to issue Common Shares at the greater of NAV or 95% of market value if, following the commencement of such purchases, the market value of the Common Shares exceeds net NAV. If the Trust should declare a distribution or capital gains distribution payable only in cash, the Plan Agent will buy the Common Shares for the Plan in the open market, on the NYSE or elsewhere, for the participants’ accounts. There is no charge from the Trust for reinvestment of dividends or distributions in Common Shares pursuant to the Plan and no brokerage charges will be incurred with respect to Common Shares issued directly by the Trust pursuant to the Plan; however, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open-market purchases.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for personal and tax records. Common Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant.

In the case of shareholders such as banks, brokers or nominees, which hold Common Shares for others who are the beneficial owners, and participate in the Plan, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the Common Shareholder as representing the total amount registered in the shareholder’s name and held for the account of beneficial owners who participate in the Plan.

Participants that request a sale of shares through the Plan Agent will incur brokerage charges in connection with such sales.

The automatic reinvestment of dividends and other distributions will not relieve participants of any income tax that may be payable or required to be withheld on such dividends or distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate its Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of such Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by the Plan Agent on at least 90 days’ prior written notice to the participants in such Plan. All correspondence concerning the Plan should be directed to the Plan Agent, DST Systems, Inc., 430 W. 7th Street, Kansas City, Missouri 64105-1594.

46	www.xainvestments.com

XAI Octagon Floating Rate &
Alternative Income Term Trust	Additional Information

March 31, 2023 (Unaudited)

PROXY VOTING

You may obtain (i) Information on how the Trust voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 and (ii) a description of the policies and procedures that the Trust used to determine how to vote proxies relating to portfolio securities, without charge, upon request, by calling (888) 903-3358. This information is also available on the SEC’s website at www.sec.gov.

NOTICE TO SHAREHOLDERS REGARDING PURCHASES OF COMMON SHARES

Notice is hereby given in accordance with Section 23(c) of the 1940 Act, that the Trust from time to time may purchase its Common Shares in the open market or in private transactions.

TRUST CERTIFICATIONS

The Trust’s Chief Executive Officer (“CEO”) has submitted to the NYSE the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. The Trust has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

DELAWARE STATUTORY TRUST ACT – CONTROL SHARE ACQUISITIONS

Because the Trust is organized as a Delaware statutory trust, it is subject to the control share acquisition statute (the “Control Share Statute”) contained in Subchapter III of the Delaware Statutory Trust Act (the “DSTA”), which became automatically applicable to listed closed-end funds, such as the Trust, upon its effective date of August 1, 2022 (the “Effective Date”).

The Control Share Statute provides for a series of voting power thresholds above which shares are considered control shares. The first such threshold is 10% or more, but less than 15%, of all voting power. Voting power is defined by the Control Share Statute as the power to directly or indirectly exercise or direct the exercise of the voting power of Trust shares in the election of trustees. Whether a voting power threshold is met is determined by aggregating the holdings of the acquirer as well as those of its “associates,” as defined by the Control Share Statute.

Once a threshold is reached, an acquirer has no voting rights under the DSTA or the governing documents of the Trust with respect to shares acquired in excess of that threshold (i.e., the “control shares”) unless approved by shareholders or exempted by the Board of Trustees. Approval by shareholders requires the affirmative vote of two-thirds of all votes entitled to be cast on the matter, excluding shares held by the acquirer and its associates as well as shares held by certain insiders of the Trust. The Control Share Statute provides procedures for an acquirer to request a shareholder meeting for the purpose of considering whether voting rights shall be accorded to control shares. Further approval by the Trust’s shareholders would be required with respect to additional acquisitions of control shares above the next applicable threshold level.

The Control Share Statute effectively allows non-interested shareholders to evaluate the intentions and plans of an acquiring person above each threshold level.

Alternatively, the Board of Trustees is permitted, but not obligated, to exempt specific acquisitions or classes of acquisitions of control shares, either in advance or retroactively. As of the date hereof, the Board of Trustees of the Fund has not exempted, and has no present intention to exempt, any acquisition of class of acquisitions.

The Control Share Statute does not retroactively apply to acquisitions of shares that occurred prior to the Effective Date. However, such shares will be aggregated with any shares acquired after the Effective Date for purposes of determining whether a voting power threshold is exceeded, resulting in the newly acquired shares constituting control shares.

The Control Share Statute requires shareholders to disclose to the Trust any control share acquisition within 10 days of such acquisition and, upon request, to provide any information that the Board of Trustees reasonably believes is necessary or desirable to determine whether a control share acquisition has occurred.

The foregoing is only a summary of certain aspects of the Control Share Statute. Shareholders should consult their own legal counsel to determine the application of the Control Share Statute with respect to their shares of the Trust and any subsequent acquisitions of shares.

Semi-Annual Report | March 31, 2023	47

XAI Octagon Floating Rate &
Alternative Income Term Trust	Additional Information

March 31, 2023 (Unaudited)

QUARTERLY SCHEDULE OF PORTFOLIO INVESTMENTS INFORMATION

The Trust is required to file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. You may obtain this information on the SEC’s website at http://www.sec.gov.

AVAILABILITY OF TRUST UPDATES

The Trust regularly updates performance and certain other data and publishes press releases and other material information as necessary from time to time on its website at www.xainvestments.com/XFLT. Investors and others are advised to check the website for updated performance information and the release of other material information about the Trust. References herein to the Trust’s website are intended to allow investors public access to information regarding the Trust and do not, and are not intended to, incorporate the Trust’s website in this report.

PRIVACY PRINCIPLES OF THE TRUST

The Trust is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Trust collects, how the Trust protects that information and why, in certain cases, the Trust may share information with select other parties.

Generally, the Trust does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Trust. The Trust does not disclose any non-public personal information about its shareholders or former shareholders to anyone except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third-party administrator).

The Trust restricts access to non-public personal information about its shareholders to employees of the Adviser and its delegates and affiliates with a legitimate business need for the information. The Trust maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

TRANFER AGENT, CUSTODIAN AND ADMINISTRATOR

DST Systems, Inc., 430 W. 7th Street, Kansas City, Missouri 64105, serves as the Trust’s dividend disbursing agent, agent under the Trust’s Plan, transfer agent and registrar with respect to the Trust’s Common Shares.

U.S. Bank N.A., 1555 N. River Center Drive, Milwaukee, Wisconsin 53212, serves as the Trust’s custodian. Under the custody agreement, the custodian is required to hold the Trust’s assets in compliance with the 1940 Act. For its services, the custodian receives a monthly fee based upon, among other things, the average value of the total assets of the Trust, plus certain charges for securities transactions.

SS&C ALPS Fund Services, Inc. (“ALPS”) serves as the administrator of the Trust. Pursuant to an administration, bookkeeping and pricing services agreement, the administrator provides certain administrative services to the Trust. The Trust pays to ALPS a monthly fee equal to the greater of an annual minimum fee or a fee equal to a percentage of the Trust’s net assets, which percentage is subject to breakpoints at increasing levels of net assets, and reimburses ALPS for certain out-of-pocket expenses. ALPS is located at 1290 Broadway, Suite 1000, Denver, CO 80203.

LEGAL COUNSEL

Skadden, Arps, Slate, Meagher & Flom LLP, 155 North Wacker Drive, Chicago, Illinois 60606, serves as the Trust’s legal counsel.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company Ltd., 1350 Euclid Ave., Suite 800, Cleveland, OH 44115, is the Trust’s independent registered public accounting firm. Cohen & Company is expected to render an opinion annually on the financial statements and financial highlights of the Trust.

UNRESOLVED SEC STAFF COMMENTS

None.

48	www.xainvestments.com

(b) Not applicable.

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	The Schedule of Investments is included as part of the Semi-Annual Report to Shareholders filed under Item 1(a) of this report.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)	Not applicable.

(b)	Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Board of Directors of the Registrant.

Item 11. Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on an evaluation of the Registrant’s controls and procedures as of a date within 90 days of the filing date of this document.

(b)	There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Not applicable to semi-annual report.

(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as exhibit Ex-99.Cert.

(a)(3)	None.

(a)(4)	None.

(b)	A certification for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as exhibit Ex-99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

XAI OCTAGON FLOATING RATE & ALTERNATIVE INCOME TERM TRUST

By:	(Signature and Title)	/s/ Theodore J. Brombach
Theodore J. Brombach
Date:	May 24, 2023	President and Chief Executive Officer
(Principal Executive Officer)

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	(Signature and Title)	/s/ Theodore J. Brombach
Theodore J. Brombach
Date:	May 24, 2023	President and Chief Executive Officer
(Principal Executive Officer)

By:	(Signature and Title)	/s/ Derek J. Mullins
Derek J. Mullins
Date:	May 24, 2023	Treasurer and Chief Financial Officer
(Principal Financial Officer)